                                                                  Exhibit 10.1


                                                                  EXECUTION COPY


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                                CF FUNDING CORP.,
                                   Transferor,

                             CAPITAL FACTORS, INC.,
                          individually and as Servicer,

                                       and

                             BANKERS TRUST COMPANY,
                                     Trustee

                       on behalf of the Certificateholders

                            -------------------------

                            SERIES 1997-1 SUPPLEMENT

                            Dated as of April 1, 1997

                                       to

                         CAPITAL FACTORS FINANCING TRUST

                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 1994

                             ----------------------

                                  $109,537,500

            VARIABLE RATECVARIABLE FUNDING ASSET BACKED CERTIFICATES
                                  SERIES 1997-1

                              $95,250,000 CLASS A,
                               $4,750,000 CLASS B
                                       AND
                               $9,537,500 CLASS C

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


         Series 1997-1 SUPPLEMENT, dated as of April 1, 1997 (this "SUPPLEMENT") among CF FUNDING CORP., a Delaware corporation, as Transferor (the "TRANSFEROR"), CAPITAL FACTORS, INC., a Florida corporation, individually and as Servicer (the "SERVICER"), and BANKERS TRUST COMPANY, a New York banking corporation, as trustee (together with its successors in trust thereunder as provided in the Pooling and Servicing Agreement referred to below, the "TRUSTEE"), under the Pooling and Servicing Agreement, dated as of June 1, 1994 (the "AGREEMENT") among the Transferor, the Servicer and the Trustee.

                              PRELIMINARY STATEMENT

         Section 6.09 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance of the Investor Certificates. The Transferor hereby enters into this Supplement with the Servicer and the Trustee as required by Section 6.09(b) of the Agreement to provide for the issuance, authentication and delivery of its Variable Rate-Variable Funding Asset Backed Certificates, Series 1997-1, Class A with a Beginning Invested Amount of $36,000,000, which amount may be increased through one or more Borrowings to a Maximum Invested Amount of $95,250,000 (the "SERIES 1997-1 SENIOR CERTIFICATES"), Variable RateCVariable Funding Asset Backed Certificates, Series 1997-1, Class B with a Beginning Invested Amount of $1,795,276, which amount may be increased through one or more Borrowings to a Maximum Invested Amount of $4,750,000 (the "SERIES 1997-1 SENIOR SUBORDINATED CERTIFICATES") and Variable Rate-Variable Funding Asset Backed Certificates, Series 1997-1, Class C with a Beginning Invested Amount of $3,604,724, which amount may be increased through one or more Borrowings to a Maximum Invested Amount of $9,537,500 and which amount may be further increased through the issuance and sale of one or more Additional Series 1997-1 Junior Subordinated Certificates (the "SERIES 1997-1 JUNIOR SUBORDINATED CERTIFICATES" and together with the Series 1997-1 Senior Certificates and the Series 1997-1 Senior Subordinated Certificates, the "SERIES 1997-1 INVESTOR CERTIFICATES"). In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

         All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or Subsection references herein shall mean Article, Section or Subsections of the Agreement as modified by this Supplement, except as otherwise provided herein.

         Any reference to the Early Amortization Period, Scheduled Amortization Period, Amortization Period or the Revolving Period in this Supplement shall refer only to such periods as they relate to the Series 1997-1 Investor

Certificates, except as otherwise provided herein.


SECTION 1. DESIGNATION.

         The Series 1997-1 Investor Certificates shall be designated as the Variable Rate-Variable Funding Asset Backed Certificates, Series 1997-1, Class A, Variable Rate-Variable Funding Asset Backed Certificates, Series 1997-1, Class B and Variable Rate-Variable Funding Asset Backed Certificates, Series 1997-1, Class C or, collectively, the Series 1997-1 Investor Certificates. No other classes in respect of the Series 1997-1 Investor Certificates shall be designated.


SECTION 2. AGREEMENT MODIFICATIONS.

         The following terms of the Agreement are hereby modified only with respect to this Supplement and the Series 1997-1 Investor Certificates as follows:


         Section 4.04 PAYMENTS OF INTEREST COLLECTIONS. Section 4.04 is modified to add the following at the end thereof:


PAYMENTS AND DEPOSITS OF INTEREST COLLECTIONS WITH RESPECT TO THE SERIES 1997-1 INVESTOR CERTIFICATES.

         DAILY SETTLEMENT

         On each Business Day during a Settlement Period, the Servicer shall instruct (which instruction shall be certified by the Servicer to be true and accurate and shall be accompanied by a Daily Report and back-up information required thereby) the Trustee to, and the Trustee shall, withdraw from the Concentration Account an amount equal to the aggregate amount of Interest Collections allocated to Series 1997-1 pursuant to Section 4.03 of the Agreement and not previously withdrawn from the Concentration Account and allocate, apply, deposit or pay, as the case may be, such amount in the following priority.

         (a) TRUSTEE FEES AND SUCCESSOR SERVICER FEES.

                  To the payment to the Trustee of the sum of (x) the Daily Trustee Fees (as defined in this Supplement) accrued for such Business Day and for each non-Business Day, if any, since the immediately preceding Business Day plus (y) the Series 1997-1 Investor Certificate's pro rata share of the Documented Trustee Expenses incurred and not previously paid that relate to such Series; for purposes of this sub-clause (y), "pro rata share" shall be determined based on the aggregate amount of the Invested Amounts of all Series to which such Documented Trustee Expenses relate.

                  If the Servicer is not Factors on such Business Day, to the payment to the Servicer of the Daily Servicing Fees (as defined in this Supplement) accrued for such Business Day and for each non-Business Day on which Factors was not the Servicer, if any, since the immediately preceding Business Day.

         (b) SERVICER PRINCIPAL ADVANCE INTEREST.

                  If any Interest Collection for such Business Day relates to an Advance that is the subject of a Servicer Principal Advance, to pay the Servicer an amount equal to the lesser of (x) the Series 1997-1 Allocation Percentage of the Daily Servicer Principal Advance Interest for each Servicer Principal Advance outstanding on such day accrued for such Business Day and for each non-Business Day, if any, since the immediately preceding Business Day and (y) the Series 1997-1 Allocation Percentage of the amount of such Interest Collection in respect of such Advance.

         (c) SPECIAL AUDIT FEES.

                  If, on such Business Day, amounts are due and payable to a firm of Independent Public Accountants in respect of a Special Audit, then to pay such amounts to such firm.

         (d) FUNDING DEFICIENCY INTEREST AMOUNTS.

                  If, on such Business Day, amounts are due and payable to any Series 1997-1 Investor Certificateholders in respect of Funding Deficiency Interest Amounts, then to pay such amounts to such Certificateholders.

         (e) SERIES 1997-1 CERTIFICATEHOLDER INTEREST COLLECTIONS.

                  To deposit into the Series 1997-1 Interest Funding Sub-Account for the exclusive benefit of the Series 1997-1 Investor
         Certificateholders an amount equal to the Series 1997-1 Floating Allocation Percentage of the remainder for such Business Day.

         (f) TRANSFEROR DAILY INTEREST AMOUNT.

                  Pay to the Transferor as interest on the Transferor Certificate the Daily Transferor Interest Amount (as defined in this Supplement) accrued for such Business Day and for each non-Business Day, if any, since the immediately preceding Business Day and any such amounts previously accrued but which remain unpaid.

         (g) SERIES 1997-1 JUNIOR SUBORDINATED CERTIFICATEHOLDER INTEREST COLLECTIONS.

                  Pay to the Holder of the Series 1997-1 Junior Subordinated Certificate the remainder, if any, as interest for such Business Day.

         PAYMENTS AND DEPOSITS ON PAYMENT DATES

         On or before the Determination Date immediately prior to each Payment Date or Special Payment Date, in addition to the deposits and payments required pursuant to the other provisions of this Article IV, the Servicer shall instruct (which instruction shall be certified by the Servicer to be true and accurate and shall be accompanied by a Settlement Statement and back-up information required thereby) the Trustee to withdraw from the Series 1997-1 Interest Funding Sub-Account certain amounts on deposit therein on such Payment Date or Special Payment Date and, to the extent required by clause (h)(i) below, from the Series 1997-1 Cash Collateral Sub-Account and pay or deposit on such Payment Date or Special Payment Date, and the Trustee acting in accordance with such instructions shall so withdraw and pay or deposit or cause to be so withdrawn and paid or deposited, in the priority set forth below in clause (h), the amounts referred to below in clause (h), all pursuant to such clause (h).

         (h) MONTHLY INTEREST AND CASH COLLATERAL. The Trustee, acting in accordance with instructions from the Servicer, shall pay, deposit or apply (as the case may be) the following amounts in the following priority out of the amounts deposited into the Series 1997-1 Interest Funding Sub-Account pursuant to Sections 4.02, 4.03, 4.04(e) and 4.05(a)(ii):

                           (i) pay to the Series 1997-1 Senior
                  Certificateholders an amount equal to the Monthly Senior Interest; to the extent such amounts on deposit in the Series 1997-1 Interest Funding Sub-Account are not sufficient to pay such Monthly Senior Interest in full, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Series 1997-1 Cash Collateral Sub-Account an amount sufficient to cover such deficiency and shall pay such amount to the Series 1997-1 Senior Certificateholders;

                           (ii) during the Revolving Period, if the balance in
                  the Series 1997-1 Cash Collateral Sub-Account is less than the Cash Collateral Maintenance Amount (as defined in this Supplement), deposit into such Cash Collateral Sub-Account an amount as shall cause the balance in such Cash Collateral Sub-Account to equal the Cash Collateral Maintenance Amount;

                           (iii) pay to the Series 1997-1 Senior

                  Subordinated Certificateholders an amount equal to the Monthly Senior Subordinated Interest; and

                           (iv) (A) during the Revolving Period, pay FIRST if
                  there is a Subordination Deficiency Amount (as defined in this Supplement), to the Transferor an amount equal to such Subordination Deficiency Amount to purchase Advances from the Transferor, SECOND if Factors is the Servicer, to the Servicer in the amount of the sum of the Daily Servicing Fees (as defined in this Supplement) for each day in such Settlement Period and THIRD to the Series 1997-1 Junior Subordinated Certificateholders in the amount of Monthly Junior Subordinated Interest for the related Settlement Period,

                                (B) during the Scheduled Amortization Period,
                  pay FIRST if Factors is the Servicer, to the Servicer in the amount of the sum of the Daily Servicing Fees (as defined in this Supplement) for each day in such Settlement Period, SECOND if the balance on deposit in the Series 1997-1 Principal Funding Sub-Account (after giving effect to Section 4.05(b) of this Supplement) is less than the Scheduled Deposit Amount for the related Settlement Period, to deposit into such Principal Funding Sub-Account an amount as shall cause the balance therein to equal such Scheduled Deposit Amount and THIRD to the Series 1997-1 Junior Subordinated Certificateholders in the amount of Monthly Junior Subordinated Interest for the related Settlement Period, and

                                (C) during an Early Amortization Period, FIRST
                  if Factors is the Servicer, to the Servicer in the amount of the sum of the Daily Servicing Fees (as defined in this Supplement) for each day in such Settlement Period, SECOND to the Series 1997-1 Senior Certificateholders in respect of principal on the Series 1997-1 Senior Certificates in an aggregate amount up to the Class A Invested Amount, THIRD to the Series 1997-1 Senior Subordinated Certificateholders in respect of principal on the Series 1997-1 Senior Subordinated Certificates in an aggregate amount up to the Class B Invested Amount in respect of the Series 1997-1 Senior Subordinated Certificates and FOURTH to the Series 1997-1 Junior Subordinated Certificateholders in the amount of Monthly Junior Subordinated Interest for the related Settlement Period.

         Section 4.05 PAYMENT OF PRINCIPAL COLLECTIONS. Section 4.05 is modified to add the following at the end thereof:

PAYMENT AND DEPOSIT OF PRINCIPAL COLLECTIONS WITH RESPECT TO THE SERIES 1997-1 INVESTOR CERTIFICATES.

         DAILY PAYMENTS AND DEPOSITS

         (a) On each Business Day, the Servicer shall instruct the Trustee (which instruction shall be certified by the Servicer to be true and accurate and shall be accompanied by a Daily Report and back-up information required thereby) to withdraw from the Concentration Account an amount (the "Section 4.05 AMOUNT") equal to the sum of the (v) Daily Transferor Principal Collections PLUS
(w) amounts deposited in the Concentration Account pursuant to Sections 8(b)(v) and 8(e)(ii) PLUS (x) amounts deposited in the Concentration Account by the Series 1997-1 Junior Subordinated Certificateholder to purchase Additional Series 1997-1 Junior Subordinated Certificates PLUS (y) during the Revolving Period, Available Certificateholder Principal Collections PLUS (z) during the Scheduled Amortization Period, the sum of (1) an amount equal to the LESSER of
(A) the amount required to be paid to the Servicer pursuant to clause (i) below and (B) the Available Certificateholder Principal Collections and (2) the amount of the Available Certificateholder Principal Collections remaining after giving effect to the foregoing clause (1) and Section 4.05(b), and apply and pay or deposit such Business Day's Section 4.05 Amount to the extent available in the following order of priority (and the Trustee shall so withdraw, apply and pay or deposit such amounts):

                  (i) if any Principal Collection for such Business Day relates to an Advance that is or has been the subject of a Servicer Principal Advance, pay from the Section 4.05 Amount to the Servicer an amount equal to the lesser of (x) the Series 1997-1 Allocation Percentage of the amount of such Principal Collection and (y) the Series 1997-1 Allocation Percentage of the sum of the balance remaining on such Servicer Principal Advance plus any interest accrued thereon and remaining unpaid (after giving effect to the application of Sections 4.04(b) and 4.06(a) to the Series 1997-1 Allocation Percentage of such interest);

                  (ii) if the Servicer determines that a Negative Spread Shortfall for Series 1997-1 exists on such Business Day, deposit into the Series 1997-1 Interest Funding Sub-Account an amount equal to the lesser of (x) the Section 4.05 Amount (after giving effect to sub-clause (i) above) and (y) the amount of such Negative Spread Shortfall;

                  (iii) if on such Business Day the Series 1997-1 Participation Deficiency Amount exceeds zero, deposit into the Series 1997-1 Excess Funding Sub-Account an amount equal to the lesser of (x) such Series 1997-1 Participation Deficiency Amount and (y) the Section 4.05 Amount (after giving effect to sub-clauses (i) and (ii) above); during an Early Amortization Period, any amount to be deposited in the Series 1997-1 Excess Funding Sub-Account shall be subject to redirection as provided in clause
         (d)(ii) below;

                  (iv) if on such Business Day the Series 1997-1 Coverage Deficiency Amount exceeds zero, deposit into the Series 1997-1 Excess Funding Sub-Account an amount equal to the lesser of (x) such Series 1997-1 Coverage Deficiency Amount and (y) the Section 4.05 Amount (after giving effect to sub-clauses (i), (ii) and (iii) above); during an Early Amortization Period, any amount to be deposited in the Series 1997-1 Excess Funding Sub-Account shall be subject to redirection as provided in clause (d)(ii) below;

                  (v) if, on such Business Day, an Accumulation Event but no Early Amortization Event (other than an Early Amortization Event caused by the continuation of an Accumulation Event described in clause (a) or
         (b) of the definition of "Accumulation Event") shall have occurred and be continuing (and, if such Accumulation Event was caused by the occurrence on any one Determination Date of an event described in clause (x) of Section 13(a) of this Supplement, an Accumulation Continuation Event also shall be continuing), deposit in the Series 1997-1 Accumulation Sub-Account the remainder, if any, of the Section
         4.05 Amount; and

                  (vi) pay to the Transferor the remainder, if any, of the
         Section 4.05 Amount; pay to the Transferor the amounts under clause
         (d)(i) below and pay to the Transferor the amounts under clause (e) below.

         (b)(i) Notwithstanding anything to the contrary in Section 4.05(a), commencing on the first Business Day in a Scheduled Amortization Period with respect to Series 1997-1 and on each Business Day thereafter until the end of such Scheduled Amortization Period, the Servicer shall instruct (which instructions shall be certified by the Servicer to be true and accurate and shall be accompanied by a Settlement Statement and back-up information required thereby) the Trustee to withdraw in the following order and until the balance in the Series 1997-1 Principal Funding Sub- Account equals the Scheduled Deposit Amount for the related Settlement Period

                  (w) from amounts on deposit in the Concentration Account, the Available Certificateholder Principal Collections (after payment of clause (a)(i) above), and

                  (x) any portion of the Section 4.05 Amount consisting of moneys paid by the Series 1997-1 Junior Subordinated

         Certificateholders to purchase Additional Series 1997-1 Junior Subordinated Certificates (allocations and/or utilizations of said
         Section 4.05 Amount being deemed first to come from Principal Collections allocated to Series 1997-1 and second from such moneys paid by the Series 1997-1 Junior Subordinated Certificateholders to purchase Additional Series 1997-1 Junior Subordinated Certificates),

and deposit such withdrawn amounts into the Series 1997-1 Principal Funding Sub-Account. Any amounts referred to in clauses (w) and (x) in excess of those amounts necessary to cause the Series 1997-1 Principal Funding Sub-Account to equal the Scheduled Deposit Amount shall be applied in accordance with clauses
(i) through (vi) of Section 4.05(a).

         (ii) Notwithstanding anything to the contrary in Section 4.05(a), on the last Business Day of each Settlement Period during the Scheduled Amortization Period with respect to Series 1997-1, the Servicer shall instruct (which instructions shall be certified by the Servicer to be true and accurate and shall be accompanied by a Settlement Statement and back-up information required thereby) the Trustee to withdraw in the following order and to the extent necessary to cause the balance in the Series 1997-1 Principal Funding Sub-Account (after giving effect to all deposits required to be made under clause (b)(i) above) to equal the Scheduled Deposit Amount for the related Settlement Period:

                  (y) amounts on deposit in the Series 1997-1 Accumulation Sub-Account, if any, and

                  (z) amounts on deposit in the Series 1997-1 Excess Funding Sub-Account, if any.

Any amounts referred to in clauses (y) and (z) in excess of those amounts necessary to cause the Series 1997-1 Principal Funding Sub-Account to equal the Scheduled Deposit Amount shall remain on deposit in the Series 1997-1 Accumulation Sub-Account and Series 1997-1 Excess Funding Sub-Account, respectively.

         (c) Notwithstanding anything to the contrary in Section 4.05(a), commencing on the first Business Day in an Early Amortization Period with respect to Series 1997-1 and on each Business Day thereafter until the end of such Early Amortization Period, the Servicer shall instruct (which instructions shall be certified by the Servicer to be true and accurate and shall be accompanied by a Settlement Statement and back-up information required thereby) the Trustee to withdraw

                  (w) from amounts on deposit in the Concentration Account, the Available Certificateholder Principal Collections (after payment of clause (a)(i) above),

                  (x) all amounts on deposit in the Series 1997-1 Excess Funding Sub-Account, if any,

                  (y) all amounts on deposit in the Series 1997-1 Accumulation Sub-Account, if any, and

                  (z) any portion of the Section 4.05 Amount consisting of moneys paid by the Series 1997-1 Junior Subordinated Certificateholders to purchase Additional Series 1997-1 Junior Subordinated Certificates (allocations and/or utilizations of said Section 4.05 Amount being deemed first to come from Principal Collections allocated to Series 1997-1 and second from such moneys paid by the Series 1997-1 Junior Subordinated Certificateholders to purchase Additional Series 1997-1 Junior Subordinated Certificates),

and deposit all of such amounts in the Series 1997-1 Principal Funding Sub-Account to the extent that such amounts in an aggregate amount do not exceed the Invested Amount. Any such amount in excess of such Invested Amount will be applied in accordance with clauses (i) through (vi) of Section 4.05(a).

         (d) (i) On each Business Day during the Revolving Period, the Trustee, at the Servicer's direction and certification, will withdraw amounts on deposit in the Series 1997-1 Excess Funding Sub-Account and pay such amounts to the Transferor to the extent that, prior to and immediately after giving effect to such withdrawal and payment, both (A) the Transferor's Current Participation Amount exceeds the Transferor's Required Participation Amount, and (B) the Current Advance Coverage Amount exceeds the Required Advance Coverage Amount.

         (ii) On each Business Day of an Early Amortization Period, the Trustee, at the Servicer's direction and certification, will redirect amounts which would otherwise be deposited in the Series 1997-1 Excess Funding Sub-Account pursuant to Section 4.05(a)(iii) and/or Section 4.05(a)(iv), and deposit such redirected amounts directly in the Series 1997-1 Principal Funding Sub-Account; PROVIDED, HOWEVER, that such amounts will no longer be so redirected and deposited during such Early Amortization Period after such time as an amount of funds equal to the Senior Invested Amount for Series 1997-1 shall have been deposited in such Series 1997-1 Principal Funding Sub-Account.

         (e) If during the Revolving Period on any of the three immediately succeeding Determination Dates after the date on which an Accumulation Event shall have occurred, such Accumulation Event shall not be continuing, the Trustee, at the Servicer's written direction and certification, shall withdraw all amounts on deposit in the Series 1997-1 Accumulation Sub-Account in respect of such Accumulation Event and if a Series 1997-1 Participation Deficiency Amount and/or a Series 1997-1 Coverage Deficiency Amount exists, deposit all or a portion of such amounts to the extent of such Series 1997-1 Participation Deficiency Amount and/or Series 1997-1 Coverage Deficiency Amount in the Series 1997-1 Excess Funding Sub-Account and pay the remainder to the Transferor or, if a Series 1997-1 Participation Deficiency Amount and a Series 1997-1 Coverage Deficiency Amount do not exist, pay such amounts to the Transferor.

         (f) Notwithstanding the foregoing, the Trustee shall, at the written instruction of the Transferor, deposit into the Prepayment Account any amounts otherwise payable to the Transferor under Sections 4.05(a)-(e) on any Business Day prior to the commencement of an Amortization Period.

         PAYMENTS ON EACH SPECIAL PAYMENT DATE

         (g) On each Special Payment Date in an Amortization Period, after giving effect to the payments and deposits required pursuant to Sections 4.04(h)(iv)(B), 4.05(a)-(e) and 4.06(c)(ii) (as applicable) the Trustee, acting in accordance with instructions from the Servicer, shall pay the amounts on deposit in the Series 1997-1 Principal Funding Sub-Account to the Holders of the Series 1997-1 Investor Certificates in the following priority:

                  (i) to the Series 1997-1 Senior Certificateholders until the Class A Invested Amount of Series 1997-1 equals zero;

                  (ii) to the Series 1997-1 Senior Subordinated
         Certificateholders until the Class B Invested Amount of Series 1997-1 equals zero; and

                  (iii) to the Series 1997-1 Junior Subordinated
         Certificateholders until the Class C Invested Amount of Series 1997-1 equals zero.


         Section 4.06 PAYMENT OF RECOVERIES; ALLOCATION OF CHARGEOFFS. Section
4.06 is modified to add the following at the end thereof:

         DAILY SETTLEMENT

         On each Business Day on which a Chargeoff occurs, the Class C Invested Amount shall be reduced by the full amount of the Series 1997-1 Allocation Percentage of each such Chargeoff occurring on such Business Day and the Trustee shall make a corresponding entry in its books to that effect.

         On each Business Day, the Servicer shall instruct the Trustee to withdraw the Series 1997-1 Allocation Percentage of Recoveries on deposit in the Concentration Account and apply, pay or deposit them in the following priority.

                           (a) To the extent any such Recovery on
                  deposit in the Concentration Account relates to an Advance that is the subject of a Servicer Principal Advance, pay to the Servicer an amount equal to the lesser of (x) the Series 1997-1 Allocation Percentage of the amount of such Recovery relating to such Servicer Principal Advance and (y) the Series 1997-1 Allocation Percentage of the sum of the balance remaining on such Servicer Principal Advance plus any accrued and unpaid interest thereon.

                           (b) During the Revolving Period, if the balance in
                  the Cash Collateral Sub-Account for Series 1997-1 is less than the Cash Collateral Maintenance Amount for Series 1997-1 after application of Section 4.04(h)(ii), deposit into such Cash Collateral Sub-Account an amount as shall cause the balance in such Cash Collateral Sub-Account to equal such Cash Collateral Maintenance Amount; and

                           (c) (i) during the Revolving Period, pay FIRST if
                  there is a Subordination Deficiency Amount, to the Transferor an amount equal to such Subordination Deficiency Amount to purchase Advances from the Transferor and SECOND to the Series 1997-1 Junior Subordinated Certificateholders in respect of interest on the Series 1997-1 Junior Subordinated Certificates to the extent of any remainder after application of the foregoing clauses in this Section 4.06,

                               (ii) during the Scheduled Amortization Period,
                  FIRST if the balance on deposit in the Series 1997-1 Principal Funding Sub-Account (after giving effect to Sections 4.05(b) and 4.04(h)(iv)(B)) is less than the Scheduled Deposit Amount for the related Settlement Period, to deposit into such Principal Funding Sub-Account an amount as shall cause the balance therein to equal such Scheduled Deposit Amount and SECOND to the Series 1997-1 Junior Subordinated Certificateholders in respect of interest on the Series 1997-1 Junior Subordinated Certificates to the extent of any remainder after application of the foregoing clauses in this
                  Section 4.06, and

                               (iii) during an Early Amortization Period, FIRST
                  to the Series 1997-1 Senior Certificateholders in respect of principal on the Series 1997-1 Senior Certificates in an aggregate amount up to the Class A Invested Amount for Series 1997-1, SECOND to the Series 1997-1 Senior Subordinated Certificateholders in respect of principal on the Series 1997-1 Senior Subordinated Certificates in an aggregate amount up to the

                  Class B Invested Amount for Series 1997-1 and THIRD to the Series 1997-1 Junior Subordinated Certificateholders in respect of interest on the Series 1997-1 Junior Subordinated Certificates to the extent of any remainder after application of the foregoing clauses in this Section 4.06.

         Article IV is further amended by adding the following section:

         Section 4.10 TRANSFEROR'S OR SERVICER'S FAILURE TO MAKE A DEPOSIT OR PAYMENT. (a) If the Servicer or the Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by Section 2.04(d) or the last paragraph of Section 3.03) required to be made or given by the Servicer or Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Series Account or the Excess Funding Account without instruction from the Servicer or Transferor. The Trustee shall be required to make any such payment or deposit hereunder only to the extent that the Trustee has sufficient information in a Settlement Statement or other writing furnished by the Servicer or the Majority Certificateholders of the Series affected to allow the Trustee to determine the amount thereof; PROVIDED, HOWEVER, that, to the extent that the Trustee has actual knowledge of the principal balance of the Series 1997-1 Investor Certificates as of the close of business on the last day of the preceding Settlement Period, the Trustee shall be deemed to have sufficient information to determine the amount of Monthly Interest payable to the Series 1997-1 Investor Certificateholders on such Payment Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment or deposit. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

         Section 6.03 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.
Section 6.03 is modified to add the following at the end thereof:

         (f) Notwithstanding anything to the contrary herein, (1) the Trustee shall not in any way recognize any transfer of a Series 1997-1 Senior Subordinated Certificate unless it shall have received an opinion of counsel in form reasonably satisfactory to the Transferor to the effect that such transfer would not create a material risk that the Trust would be treated as a publicly traded partnership within the meaning of Section 7704 of the Internal Revenue Code of 1986, as amended (the "CODE"), and (2) no beneficial interest in a Series 1997-1 Senior Subordinated Certificate may be transferred and the Trustee shall not in any way recognize the transfer of a Series 1997-1 Senior Subordinated Certificate unless the proposed transferee has supplied the Trustee with certification in form reasonably satisfactory to the Transferor to the effect that the proposed transferee is a United States person within the meaning of Section 7701(a)(30) of the Code. Any such opinion of counsel and certification shall be furnished by the Transferor, and the Trustee shall not be obligated to obtain the same. The Transferor shall pay the reasonable costs of obtaining any such opinion.

         (g) Notwithstanding anything to the contrary herein, no Holder of a Series 1997-1 Senior Certificate or a Series 1997-1 Senior Subordinated Certificate shall be permitted to transfer such Certificate, and the Trustee shall not register any such transfer, to any Person that is not an Eligible Transferee unless such Person has delivered to the Trustee a certificate of an officer of such Person to the effect that such Person is an Eligible Transferee pursuant to the terms of this Supplement and the Trustee has received a written approval of registration of any such transfer from the Transferor.

         (h) The Trustee shall promptly notify the Transferor of each registered transfer of any Series 1997-1 Investor Certificate and shall promptly respond to inquires of the Transferor as to the registered Holder of each Series 1997-1 Investor Certificate.

         Section 6.04 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. Section
6.04 is modified to add the following at the end thereof:

         With respect to clause (b) of this Section 6.04, the delivery of an unsecured agreement of indemnity, in form and substance reasonably satisfactory to the Transferor, the Trustee or the Transfer Agent and Registrar, by any Holder of a Series 1997-1 Certificate, which Holder is an institutional holder with a claims paying ability or long-term debt rating of at least investment grade or its equivalent, shall satisfy the requirement under said Section of the delivery of security or indemnity.

         Section 6.09 NEW ISSUANCE. Section 6.09 is modified to add the following at the end thereof:

         (d) Any Holder of the Series 1997-1 Junior Subordinated Certificate may from time to time give written notice to the Trustee, the Servicer and the Transferor of its desire to purchase an additional Series 1997-1 Junior Subordinated Certificate ("ADDITIONAL SERIES 1997-1 JUNIOR SUBORDINATED CERTIFICATE"). Following receipt of such notice, the Transferor may direct the Trustee, on behalf of the Trust, to issue an Additional Series 1997-1 Junior Subordinated Certificate pursuant to the Series 1997-1 Supplement and this
Section 6.09(d). Any Additional Series 1997-1 Junior Subordinated Certificate shall be equally and ratably entitled as provided herein and in the Series 1997-1 Supplement to the benefits of this Agreement accorded to the Series 1997-1 Junior Subordinated

Certificates without preference, priority or distinction, all in accordance with the terms and provisions of this Agreement and the Series 1997-1 Supplement. The obligation of the Trustee to issue an Additional Series 1997-1 Junior Subordinated Certificate is subject to the satisfaction of the following conditions:

                  (i) on or before the fifth Business Day immediately preceding the issuance date ("ADDITIONAL ISSUANCE DATE") of the Additional Series 1997-1 Junior Subordinated Certificate, the Transferor shall have delivered to the Trustee, the Servicer and each Rating Agency written notice of such issuance, including the Additional Issuance Date, the principal amount thereof and the name of the person in whose name the Additional Series 1997-1 Junior Subordinated Certificate shall be registered (the "ADDITIONAL ISSUANCE NOTICE"), and

                  (ii) the Servicer shall have certified to the Trustee that the Holder of the existing Series 1997-1 Junior Subordinated Certificate has deposited in the Concentration Account immediately available funds in the amount of the purchase price (at par) of the Additional Series 1997-1 Junior Subordinated Certificate. Any such funds so deposited by such Holder in such Concentration Account shall be deemed to constitute Principal Collections allocable solely to Series 1997-1 and shall be applied in accordance with Section 4.05 as instructed by the Servicer.

Upon satisfaction of the above conditions, the Trustee shall deliver to the Transferor the Additional Series 1997-1 Junior Subordinated Certificate for execution and redelivery to the Trustee for authentication thereof. The Trustee shall deliver such executed and authenticated Additional Series 1997-1 Junior Subordinated Certificate to such Holder.

         Section 10.01 SERVICER DEFAULTS. Section 10.01 of the Agreement is modified by adding the following proviso after clause (k) thereof and before the phrase "then, in the event", but with effect only from the date on which no Investor Certificates of any Series issued prior to the Closing Date of Series 1997-1 are outstanding:

         "PROVIDED that the event described in clause (i) shall not constitute a Servicer Default if such event shall have occurred and be continuing at a time when Capital Bank has a 0% direct or indirect interest in Factors; PROVIDED FURTHER that the events described in clauses (j) and
         (k) shall not constitute a Servicer Default if such event shall have occurred and be continuing at a time when Capital Bank has a direct or indirect interest in Factors of less than 50% unless such event has a material adverse effect on the ability of Factors to act as Servicer under this Agreement,"

         Section 12.02 OPTIONAL PURCHASE AND SERIES TERMINATION DATE OF INVESTOR CERTIFICATES OF ANY SERIES. Sections 12.02(a) and 12.02(b) of the Agreement shall not be applicable with respect to the Series 1997-1 Investor Certificates.

         Section 12.05 DEFEASANCE. Section 12.05 of the Agreement shall not be applicable with respect to the Series 1997-1 Investor Certificates.

         Annex X. DEFINITIONS. In addition to the modifications to Annex X made by Section 15 of this Supplement, the following modification and clarifications are made to Annex X:


         The definition of "Eligible Advance" is modified to delete the word "and" at the end of clause (xiii) thereof and add the following at the end of clause (xiv) thereof: ", and (xv) the Client of which is not engaged primarily in the provision of temporary employee services or the delivery or provision of health care services, including hospitals, nursing homes, health agencies, durable medical equipment manufacturers and distributors, physician groups and rehabilitation programs."

         The definition of "Eligible Trust Account" is modified to add the following at the end thereof: "; PROVIDED, HOWEVER, that "Eligible Trust Account" shall not include any account maintained with Capital Bank or any other Affiliate of Factors."

         The definition of "Eligible Receivable" is modified to delete the word "and" at the end of clause (ix) thereof and add the following at the end of clause (x) thereof: ", and (xi) that is not a receivable owing to a Client which is engaged primarily in the provision of temporary employee services or the delivery or provision of health care services, including hospitals, nursing homes, health agencies, durable medical equipment manufacturers and distributors, physician groups and rehabilitation programs."

         For purposes of the definition of "Senior Certificate", such term, with respect to Series 1997-1, shall include both a Series 1997-1 Senior Certificate and a Series 1997-1 Senior Subordinated Certificate.

         For purposes of the definition of "Subordinated Certificate", such term, with respect to Series 1997-1, shall include only the Series 1997-1 Junior Subordinated Certificate and not the Series 1997-1 Senior Subordinated Certificate.

SECTION 3. INSPECTION RIGHTS; IN-DEPTH AUDITS; REPORTING REQUIREMENTS; CONFIDENTIALITY.

         (a) INSPECTION. At any time and from time to time during the Transferor's, Factors' or the Servicer's regular business hours, on reasonable prior notice and for a purpose reasonably related to the Agreement, the Transferor, Factors and the Servicer shall, in response to any reasonable request of any Series 1997-1 Certificateholder or the Trustee or in connection with the Independent Public Accountants' preparation of any report required by
Section 3.06 of the Agreement, permit such Certificateholder or its agents or representatives, the Trustee or its agents or representatives and such Independent Public Accountants (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Transferor, Factors or the Servicer relating to the Advances, the related Receivables, the Related Property and the related Factoring Agreements and Contracts, (ii) to visit the offices and properties of the Transferor, Factors and the Servicer for the purpose of examining such materials and to discuss matters relating to the Advances or related Receivables or the Transferor's, Factors' and the Servicer's performance under the Agreement with any of the officers or employees of the Transferor, Factors and the Servicer having knowledge thereof and with the independent public accountants of the Transferor, Factors and the Servicer (and by this provision the Transferor, Factors and the Servicer each authorize their respective accountants to discuss their respective finances and affairs).

         (b) IN-DEPTH AUDITS. (1) Upon the delivery of an Audit Request to Factors or the Transferor by any Series 1997-1 Senior Certificateholder holding 10% or more of the Invested Amount of such Series, and provided that no other audit under this clause (b)(1) shall have been performed during the then current fiscal quarter, the Servicer shall cause a firm of Independent Public Accountants (who may also render other services to the Servicer, the Transferor or Factors) to promptly perform a Special Audit and furnish to the Trustee, each Series 1997-1 Senior Certificateholder and each Rating Agency a report thereon. The Servicer hereby authorizes and directs such firm of Independent Public Accountants to deliver a copy of such report directly to the Trustee. To the extent that the Independent Public Accountants report to the Servicer any material negative findings prior to the issuance of their report, the Servicer shall inform, in writing, the Trustee of the same, and the Trustee shall forward a copy of such writing to each Series 1997-1 Certificateholder and the Transferor and shall not be required to furnish a copy to any other Person. The Servicer will use its best efforts to cause the Independent Public Accountants to complete their Special Audit within 60 days of the commencement of the same and will otherwise cooperate and assist the Independent Public Accountants in connection therewith.

         (2) In addition, upon the delivery of an Audit Request to Factors or the Transferor by any Series 1997-1 Senior

Certificateholder, and provided that such Certificateholder shall not have previously exercised its rights under this clause (b)(2) during the then current fiscal quarter, such Series 1997-1 Senior Certificateholder shall be entitled, at its own expense, to dispatch its own designated representative or representatives to perform such investigations and review of such records of the Servicer as such Certificateholder or such representative or representatives may reasonably determine (the scope as well as the plan of such investigation and review to be determined by such Certificateholder in its sole discretion); such investigation and review to include, without limitation, the silent participation by such representative or representatives in the telephonic verifications performed by the Independent Public Accountants in respect of a randomly selected sampling of at least 25 Clients representing at least 35% of the Pool Balance and of 100 Customers whose Advances and Receivables constitute Trust Assets.

         (c) REPORTING REQUIREMENTS. Factors and the Transferor will deliver to the Trustee, and the Trustee will deliver to each Holder of outstanding Series 1997-1 Senior Certificates and Series 1997-1 Senior Subordinated Certificates and to each Rating Agency:

                  (i) CAPITAL BANK QUARTERLY CALL REPORTS -- within forty-five days after the end of each quarterly fiscal period in each fiscal year of Capital Bank, duplicate copies of the Quarterly Consolidated Reports of Condition and Income as filed with the appropriate federal banking regulatory agency;

                  (ii) HOLDING QUARTERLY STATEMENTS -- within fifty days after the end of each quarterly fiscal period in each fiscal year of Holding (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of

                           (A) a consolidated balance sheet of Holding and its
                  consolidated subsidiaries as at the end of such quarter, and

                           (B) consolidated statements of operations,
                  stockholders' equity and cash flows of Holding and its consolidated subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the immediately preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and accompanied by a certificate signed by a principal financial officer of Holding stating that such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the companies being reported upon and have been prepared in accordance with GAAP;

         PROVIDED that if the Form 10-Q of Holding as filed with the United States Securities and Exchange Commission contains the financial statements required by this Section 3(c)(ii), delivery of such Form 10-Q within the time period specified above shall satisfy the requirements of this Section 3(c)(ii);

                  (iii) HOLDING ANNUAL STATEMENTS -- within ninety-five days after the end of each fiscal year of Holding, duplicate copies of

                           (A) a consolidated balance sheet of Holding and its
                  consolidated subsidiaries as at the end of such year, and

                           (B) consolidated statements of operations,
                  stockholders' equity and cash flows of Holding its consolidated subsidiaries for such year,

         setting forth in each case in comparative form the figures for the previous year and accompanied by an opinion of a firm of independent certified public accountants of recognized national standing stating that such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the companies being reported upon and have been prepared in accordance with GAAP; PROVIDED that if the Form 10-K of Holding as filed with the United States Securities and Exchange Commission contains the financial statements required by this Section 3(c)(iii), delivery of such Form 10-K within the time period specified above shall satisfy the requirements of this Section 3(c)(iii);

                  (iv) FACTORS QUARTERLY STATEMENTS -- within forty-five days after the end of each quarterly fiscal period in each fiscal year of Factors (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of

                           (A) a consolidated balance sheet of Factors and its
                  consolidated subsidiaries as at the end of such quarter, accompanied by supplemental consolidating schedules, and

                           (B) consolidated statements of operations,
                  stockholders' equity and cash flows of Factors and its consolidated subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, accompanied by supplemental consolidating schedules, setting forth in each case in comparative form the figures for the corresponding periods in the immediately preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and accompanied by a certificate signed by a principal financial officer of Factors stating that such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the companies being reported upon and have been prepared in accordance with GAAP;

                  (v) FACTORS ANNUAL STATEMENTS -- within ninety days after the end of each fiscal year of Factors, duplicate copies of

                           (A) a consolidated balance sheet of Factors and its
                  consolidated subsidiaries as at the end of such year, accompanied by supplemental consolidating schedules, and

                           (B) consolidated statements of operations,
                  stockholders' equity and cash flows of Factors its consolidated subsidiaries for such year, accompanied by supplemental consolidating schedules,

         setting forth in each case in comparative form the figures for the previous year and accompanied by an opinion of a firm of independent certified public accountants of recognized national standing stating that such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the companies being reported upon and have been prepared in accordance with GAAP;

                  (vi) AUDIT REPORTS -- promptly upon receipt thereof, one copy of each other report submitted to Holding, Factors or the Transferor or any of their respective subsidiaries by independent accountants in connection with any annual, interim, or special audit made by such accountants of the books of Holding, Factors or the Transferor or any of their respective subsidiaries;

                  (vii) SEC AND OTHER REPORTS -- promptly upon their becoming available, a copy of each financial statement, report (including, without limitation, each Quarterly Report on Form 10-Q, each Annual Report on Form 10-K and each Current Report on Form 8-K), notice or proxy statement sent by Capital Bancorp, Capital Bank, Holding (to the extent that such documents are not otherwise required to be delivered by clauses (ii) and (iii) above), Factors or the Transferor or any of their respective subsidiaries to stockholders generally and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters), and each amendment thereto, together in each case with a copy of any document incorporated by reference therein, in respect thereof filed by Capital Bancorp, Capital Bank, Holding, Factors or the Transferor or any of their respective subsidiaries with, or received by, such Person in connection therewith from, the National Association of Securities Dealers, any securities exchange or the Securities and Exchange Commission or any successor agency;

                  (viii) REPORT ON PROCEEDINGS -- promptly upon Factors or the Transferor becoming aware of (A) any proposed or pending investigation of Capital Bancorp, Capital Bank, Holding, Factors or the Transferor or any of their respective subsidiaries by any governmental authority or agency or (B) any court or administrative proceeding, that in either case involves the possibility of materially and adversely affecting the ability of any of Factors, the Servicer or the Transferor to perform their respective obligations under the Agreement, this Supplement or the Contribution and Sale Agreement, a notice specifying its nature and the action being taking with respect thereto;

                  (ix) NOTICES OF REGULATORY ACTION -- promptly upon receipt thereof, copies of any notices received from any Federal or state regulatory agencies relating to an order, ruling, statute, or other law or information that might materially and adversely affect the ability of any of Factors, the Servicer or the Transferor to perform their respective obligations under the Agreement, this Supplement or the Contribution and Sale Agreement; PROVIDED that delivery of such copies shall not be prohibited by any Requirements of Law; and

                  (x) REQUESTED INFORMATION -- with reasonable promptness, any other data and information that may be reasonably requested from time to time by any Holder of Series 1997-1 Senior Certificates or the Series 1997-1 Senior Subordinated Certificates;

         PROVIDED, HOWEVER, that at a time when Factors is no longer a majority-owned subsidiary of Capital Bank any of the foregoing requirements relating to Capital Bank or Capital Bancorp shall be satisfied by the delivery of the required information to the extent it is publicly available or, if not publicly available, by the delivery of such information to the extent it is obtainable by the best efforts of Factors and the Transferor; PROVIDED FURTHER, that the foregoing proviso shall not be given effect until such time as all Investor Certificates of each Series issued prior to the Closing Date of Series 1997-1 are no longer outstanding.

         (d) TRUSTEE DISCLOSURE. The Trustee may disclose to each holder of Series 1997-1 Investor Certificates the information referred to in Section 2.02(b) of the Agreement.

         (e) CONFIDENTIALITY. Each 1997-1 Certificateholder agrees that any information furnished to it under this Section will be held in confidence and not disclosed, all in accordance with and pursuant to its current procedures and practices for maintaining the confidentiality of similar "confidential" information (provided that such information neither (y) was previously publicly known, or otherwise known to such Certificateholder, at the time of disclosure nor (z) subsequently became publicly known other than through any act or omission by such Holder), provided that such Certificateholder may disclose the aforesaid information (i) to its officers, directors, trustees, internal counsel, internal investment advisers and employees (and the officers, directors, trustees, internal counsel, internal investment advisers and employees of any parent or holding company, if any, and of any other of their affiliates) in the ordinary course of its respective duties; (ii) when required by law or regulation or to the extent necessary to comply with any summons, subpoena or notice of discovery or in connection with any litigation or legal proceeding or in connection with any formal or informal governmental investigative demand; (iii) to the extent necessary to comply with the request of, or as otherwise customarily disclosed to, any regulatory body having (or claiming to have) jurisdiction over them, to the United States National Association of Insurance Commissioners or similar organizations or their successors; (iv) to its independent auditors and accountants, counsel and other professional advisers (or the independent auditors and accountants, counsel and other professional advisers of its parent or holding company, if any, and of any other of their affiliates) in the course of its respective duties, provided that they consent to the provisions of this Section; (v) as may be required or appropriate in connection with (a) the enforcement of its rights under the Certificates, the Agreement, the Supplement or any related agreement or (b) any contemplated transfer of any Certificates owned by it (provided that any potential transferee agrees to be bound by the provisions of this Section); and (vi) to any other Certificateholder, the Trustee, the Servicer, the Transferor or the Paying Agent.

SECTION 4. SERIES 1997-1 SENIOR CERTIFICATE RATE AND SERIES 1997-1 SENIOR SUBORDINATED CERTIFICATE RATE.

         The "SERIES 1997-1 SENIOR CERTIFICATE RATE" for the Series 1997-1 Senior Certificates shall be equal to a per annum rate equal to LIBOR, determined as of two LIBOR Business Days prior to the commencement of any Interest Accrual Period, plus 0.75%. The "SERIES 1997-1 SENIOR SUBORDINATED CERTIFICATE RATE" for the Series 1997-1 Senior Subordinated Certificates shall be equal to a per annum rate equal to LIBOR, determined as of two LIBOR Business Days prior to the commencement of any Interest Accrual Period, plus 1.50%. For purposes of the first Interest Accrual Period in respect of the Series 1997-1 Senior Certificates and the Series 1997-1 Senior Subordinated Certificates, LIBOR shall be determined two LIBOR Business Days prior to the Closing Date. Interest shall be calculated monthly and shall accrue on the Series 1997-1 Senior Certificates and the Series 1997-1 Senior Subordinated Certificates at the Series 1997-1 Senior Certificate Rate and the Series 1997-1 Senior Subordinated Certificate Rate, respectively, as determined on the related LIBOR Determination Date for each Interest Accrual Period.

         "LIBOR" for each Interest Accrual Period shall be established by the Trustee as follows:

                  (i) on each LIBOR Determination Date, the Trustee shall determine LIBOR for the next succeeding Interest Accrual Period on the basis of the one-month offered LIBOR quotations, appearing on Telerate Page 3750 as of 11:00 a.m., London Time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Reference Banks at approximately 11:00 a.m., London Time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of one month commencing on that day. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that date for loans in U.S. Dollars to leading European banks for a period of one month commencing on that day.

                  (ii) For purposes of this Section 4, the initial Reference Banks shall be Bankers Trust Company, The Chase Manhattan Bank and National Westminster Bank, PLC. If any of the foregoing Banks (or any of their replacements as provided for in this clause (ii)) shall no longer qualify as a Reference Bank, then the Servicer shall promptly designate a replacement Reference Bank and shall notify the Trustee of such replacement. The Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether electronic, written or oral) of the selected Reference Banks.

         The establishment of LIBOR and the subsequent calculation of the interest rate for each Interest Accrual Period by the Trustee, in the absence of manifest error, will be final and binding. The Trustee shall telephone the Servicer and send written notice to each Certificateholder within two Business Days after each LIBOR Determination Date specifying the interest rate determined on such LIBOR Determination Date and the Interest Accrual Period to which it applies.

SECTION 5.  SERVICING FEE PERCENTAGE AND DAILY TRUSTEE FEE.

         The "SERVICING FEE PERCENTAGE" applicable to the Series 1997-1 Investor Certificates shall be .50%. The "DAILY TRUSTEE FEE" applicable to the Series 1997-1 Investor Certificates shall be $68.50.

SECTION 6.  NOTIFICATIONS.

         The Trustee shall provide to each Certificateholder a copy of each notice or other information listed in Exhibit 6 and any other notice or information relating to the Trust received by the Trustee as any Certificateholder may request.

SECTION 7.  SERIES TERMINATION DATE.

         The "SERIES TERMINATION DATE" for the Series 1997-1 Investor Certificates shall be the Special Payment Date in June, 2004.

SECTION 8.  BORROWING AND REBORROWING.

         (a) BORROWING. On the last Business Day of any Settlement Period during the Revolving Period, the Transferor may cause the Trust to borrow or reborrow amounts to be evidenced by the Series 1997-1 Investor Certificates or reborrow amounts theretofore paid (a "BORROWING") so long as:

                  (i) no Early Amortization Event, Prospective Early Amortization Event or Accumulation Event would occur by reason of such Borrowing if the Borrowing occurred on the date the Transferor delivered the notice provided for in Section 8(b)(i) below (the "BORROWING NOTICE DATE");

                  (ii) no Early Amortization Event, Prospective Early Amortization Event or Accumulation Event has occurred and is continuing as of the close of business on the Business Day immediately preceding the Borrowing Notice Date;

                  (iii) no Early Amortization Event, Prospective Early Amortization Event or Accumulation Event (in each case as defined in the related supplement) would occur with respect to any other Series by reason of such Borrowing if the Borrowing occurred on the Borrowing Notice Date;

                  (iv) no Early Amortization Event, Prospective Early Amortization Event or Accumulation Event (in each case as defined in the related supplement) has occurred with respect to any other Series as of the close of business on the Business Day immediately preceding the Borrowing Notice Date;

                  (v) after giving effect to such Borrowing, as if it occurred on the Borrowing Notice Date, the sum of the Class B Invested Amount PLUS the Class C Invested Amount would be at least equal to the Required Subordinated Amount;

                  (vi) after giving effect to such Borrowing, as if it occurred on the Borrowing Notice Date, (A) the Invested Amount of each Class of Series 1997-1 Investor Certificates would not exceed the Maximum Invested Amount of each such Class and (B) the proportion that the Class A Invested Amount would bear to the Class B Invested Amount (assuming no Investor Funding Deficiencies with respect to such Borrowing or any prior Borrowing) shall be the same as the proportion that the Maximum Invested Amount of Class A bears to the Maximum Invested Amount of Class B;

                  (vii) the Aggregate Transferor's Current

         Participation Amount would not be less than the Aggregate Transferor's Required Participation Amount, in each case as of such Borrowing Notice Date and after giving effect to such Borrowing, as if the Borrowing occurred on the Borrowing Notice Date; and

                  (viii) the Current Advance Coverage Amount would not be less than the Required Advance Coverage Amount, in each case as of such Borrowing Notice Date and after giving effect to such Borrowing, as if the Borrowing occurred on the Borrowing Notice Date.

         (b) MECHANICS.

                  (i) By 1:00 p.m., New York City time, on or before the fifth Business Day (but not earlier than the seventh Business Day) preceding each Borrowing Date the Transferor shall deliver a Borrowing Notice in the form of Exhibit 8(b)(i) hereto (a "BORROWING NOTICE") to the Trustee, the Servicer and each Holder of a Series 1997-1 Investor Certificate indicating the amount to be borrowed or reborrowed with respect to each Class of Series 1997-1 Investor Certificates and certifying as to the conditions set forth in clauses (i) - (viii) of
         Section 8(a) above. By the close of business not later than the second Business Day preceding the Borrowing Date, the Trustee shall deliver a notice to each Holder of a Series 1997-1 Investor Certificate stating whether or not the Trustee has received the Borrowing Junior Subordinated Amount from the Holder of the Series 1997-1 Junior Subordinated Certificates.

                  (ii) Each Holder of a Series 1997-1 Investor Certificate (other than the Holder of the Series 1997-1 Junior Subordinated Certificate) will be deemed to agree by its acceptance of such Investor Certificate to invest or reinvest (subject to the terms of this Section
         8) an amount not exceeding at any time its PRO RATA portion of the outstanding Maximum Invested Amount of such Class of Investor Certificate by wiring to the Borrowing Account the amount of such borrowing or reborrowing specified in a Borrowing Notice to the Trustee by not later than 11:00 a.m., New York City time, on the related Borrowing Date; PROVIDED HOWEVER, that the Holders of the Series 1997-1 Senior Certificates and Series 1997-1 Senior Subordinated Certificates will have no obligation to so invest or reinvest in the event that the Trustee does not receive the Borrowing Junior Subordinated Amount from the Holder of the Series 1997-1 Junior Subordinated Certificates on or prior to the second Business Day preceding the Borrowing Date specified in the related Borrowing Notice. In the event that the Trustee has not received the amount required to be delivered under this Section 8 from any Series 1997-1 Senior Certificateholder or Series 1997-1 Senior Subordinated Certificateholder by 11:00 a.m., New York City time, on a Borrowing Date, the Trustee shall by not later than the close of business on the Borrowing Date (i) use reasonable efforts to give telephonic notice and (ii) provide written notice by telecopy of such failure to such Certificateholder and to the Transferor.

                  (iii) On each Borrowing Date, by not later than 11:00 a.m., New York City time, the Transferor shall deliver a Confirmation Notice substantially in the form of Exhibit 8(b)(iii) hereto (a "CONFIRMATION NOTICE") to the Trustee, the Servicer and each Holder of a Series 1997-1 Investor Certificate certifying as to the conditions set forth in Exhibit 8(b)(iii) hereto as of the close of business on the Business Day preceding the Borrowing Date.

                  (iv) Subject to Sections 8(b)(v) and 8(e)(ii) below, amounts received by the Trustee in respect of a Borrowing from Holders of the Series 1997-1 Investor Certificates, from the Holder of the Series 1997-1 Junior Subordinated Certificates pursuant to Section 8(b)(v) below or from the Transferor pursuant to Section 8(e)(ii) below will be deposited in the Borrowing Account and will remain on deposit therein until such time as the Trustee has received (a) the entire amount of such Borrowing and (b) the Confirmation Notice from the Transferor certifying as to the matters set forth therein, at which time all amounts on deposit in the Borrowing Account shall be withdrawn and applied as provided by the succeeding two sentences. The Trustee shall, at the direction of the Transferor, withdraw from the Borrowing Account such amounts as shall be necessary to make the deposit contemplated by
         Section 8(c) below. The remainder shall be deposited into the Concentration Account and be deemed to constitute Principal Collections allocable solely to Series 1997-1 and shall be applied in accordance with Section 4.05 at the written direction of the Servicer.

                  (v) In the event that, after giving effect to the Borrowing occurring on a Borrowing Date, there would be a Subordination Deficiency Amount on such Borrowing Date (based on figures from the close of business on the Business Day immediately preceding such Borrowing Date), the Holder of the Series 1997-1 Junior Subordinated Certificates may, at its sole election and by 11:00 a.m., New York City time, on the Borrowing Date, deposit an amount into the Borrowing Account equal to such Subordination Deficiency Amount (an "ADDITIONAL JUNIOR BORROWING AMOUNT "). If the sum of (t) the Additional Junior Borrowing Amount, PLUS (u) the Class C Invested Amount (prior to the Borrowing) PLUS (v) the Borrowing Junior Subordinated Amount with respect to the related Borrowing Date would cause the Series 1997-1 Junior Subordinated Certificates to have an outstanding principal amount in excess of their Maximum Invested Amount, the Holder of the Series 1997-1 Junior Subordinated Certificates may, by written notice to the Trustee, cause the Maximum Invested Amount of such Class of Certificates to be increased to an amount equal to the amount produced by the summation of clauses (t), (u) and (v) of this sentence

         (provided that at no time shall the Maximum Invested Amount of Class C decrease once it has increased). If there is a Subordination Deficiency Amount on the Borrowing Date (based on figures from the close of business on the Business Day immediately preceding such Borrowing Date) and the Holder of the Series 1997-1 Junior Subordinated Certificates does not deposit the Additional Junior Borrowing Amount by the required time, all amounts received by the Trustee in respect of the related Borrowing from Holders of the Series 1997-1 Investor Certificates shall be returned to the respective Holders by not later than the close of business on the Borrowing Date.

                  (vi) The Trustee shall (a) keep accurate records of the outstanding principal amount of each Series 1997-1 Investor Certificate and (b) after any borrowing or reborrowing hereunder, promptly notify the Transferor, the Servicer and each Holder of a Series 1997-1 Investor Certificate in writing of the outstanding principal amount of each such Certificate.

         (c) DEPOSIT INTO SERIES 1997-1 CASH COLLATERAL SUB-ACCOUNT. On each Borrowing Date, the Trustee, at the written direction of the Transferor, will deposit into the Series 1997-1 Cash Collateral Sub-Account, from the proceeds of the related Borrowing, funds sufficient to cause the amount on deposit therein to equal the Cash Collateral Maintenance Amount that will be required after giving effect to such Borrowing.

         (d) FULL BORROWING. To the extent that the Invested Amount of the Series 1997-1 Investor Certificates may be increased on the last Business Day of any Settlement Period during the Revolving Period, the Transferor will be obligated to cause the Trust to make a Borrowing of at least 90% of the full amount available (taking into account the conditions of this Section 8) for borrowing or reborrowing as of the close of business on the Business Day immediately preceding the date of the related Borrowing Notice. In the event that any Series of variable funding certificates is subsequently issued, such amounts available for borrowing or reborrowing will be apportioned among such other Series and Series 1997-1 based on the proportion that each such Series' aggregate Maximum Invested Amount bears to the aggregate of the aggregate Maximum Invested Amounts of all Series of variable funding certificates, in each case after giving effect to all borrowings or reborrowings with respect to each such Series on the related Borrowing Date.

         (e) FAILURE TO FUND.

                  (i) If, at a time when the conditions precedent set forth in
         Section 8(a) hereof are satisfied, any Holder of a Series 1997-1 Senior Certificate or Series 1997-1 Senior Subordinated Certificate fails to deliver the amount required to be invested or reinvested pursuant to this Section 8 (in immediately available funds) and such failure shall continue for a period of three Business Days after the related Borrowing Date (a "FUNDING FAILURE"), and in the case of a failure by a Holder of a Series 1997-1 Senior Subordinated Certificate, the Transferor makes the election in clause (ii) below, there shall exist an "INVESTOR FUNDING DEFICIENCY" equal to the excess of the amount required to be invested or reinvested over the amount, if any, actually invested or reinvested or deemed invested or reinvested as a result of the following sentence. Anything in the Agreement or this Supplement to the contrary notwithstanding, for so long as such Investor Funding Deficiency exists, all amounts otherwise payable to the Holder under the Agreement or this Supplement with respect to which such Investor Funding Deficiency exists shall not be paid to such Holder but shall be applied to reduce the Investor Funding Deficiency. Amounts so withheld from the Holder of a Series 1997-1 Senior Certificate shall be deposited into the Concentration Account and shall be deemed to constitute Principal Collections allocable solely to Series 1997-1 and shall be applied in accordance with Section 4.05. Amounts so withheld from the Holder of a Series 1997-1 Senior Subordinated Certificate shall be paid to the Transferor in reimbursement of the amount advanced by the Transferor under clause
         (ii) below. Amounts so applied shall be deemed to have been paid to such Holder for all other purposes of this Supplement and the Agreement.

                  (ii) In the event that there is a Funding Failure by any Holder of a Series 1997-1 Senior Subordinated Certificate, the Transferor may (at its sole election) deposit an amount into the Borrowing Account equal to the Investor Funding Deficiency attributed to such Series 1997-1 Senior Subordinated Certificate. If there is a Funding Failure by a Holder of a Series 1997-1 Senior Subordinated Certificate and the Transferor does not elect as aforesaid, all amounts received by the Trustee in respect of the Borrowing from Holders of the Series 1997-1 Investor Certificates shall, upon written direction of the Transferor, be returned to the respective Holders by not later than the close of business on the fourth Business Day after the related Borrowing Date together with interest in an amount equal to the Funding Deficiency Interest Amount.

                           (iii) For purposes of any provision in the Agreement or in this Supplement relating to amendments, modifications, waivers or consents or otherwise allowing or requiring the vote of any Certificateholders under the Agreement, this Supplement or any other document in connection with the transactions contemplated thereby and hereby, any Series 1997-1 Senior Certificate or Series 1997-1 Senior Subordinated Certificate in respect of which there exists or remains an Investor Funding Deficiency shall, as applicable, be treated as not outstanding, as having an Undivided Interest of zero and not counted in the calculation of the Senior Invested Amount, Invested Amount, Class A Invested Amount or any other similar calculation; PROVIDED that this clause (iii) shall not be given effect with respect to any action relating to the matters referred to in the second sentence of Section 13.01(b).

                  (iv) For the purposes of any distribution in respect of principal, interest or commitment fees in respect of the Series 1997-1 Investor Certificates, the amount of such distribution payable to the Holder of any Series 1997-1 Senior Certificate or Series 1997-1 Senior Subordinated Certificate in respect of which there exists (or during any relevant period there existed) an Investor Funding Deficiency shall be adjusted accordingly to allocate the reductive effect of such Investor Funding Deficiency in respect of such principal, interest or commitment fees to such Holder.

                  (v) The rights, remedies, powers and privileges provided by this Section 8 are in addition to, and not in lieu of, any rights, remedies, powers and privileges otherwise provided by law.

         (f) The failure of any Series 1997-1 Senior Certificateholder or Series 1997-1 Senior Subordinated Certificateholder to deliver the amount required to be invested or reinvested pursuant to Section 8 on any Borrowing Date shall not relieve any other Series 1997-1 Senior Certificateholder or Series 1997-1 Senior Subordinated Certificateholder of its obligation under this Section 8 on such Borrowing Date, but no Holder of any Series 1997-1 Investor Certificate shall be responsible for the failure of any other Holder to deliver the amount required to be invested or reinvested by such other Holder pursuant to this Section 8 on such Borrowing Date.

         (g) At any time when a Holder of any Series 1997-1 Investor Certificate has reasonable grounds to believe that the conditions set forth in a Borrowing Notice, Confirmation Notice or otherwise in this Section 8 have not been satisfied, the obligations of such Holder under Section 8(b) shall be suspended until such time as such Holder has received reasonable assurance that such conditions have been satisfied.

         (h) Notwithstanding anything to the contrary in the foregoing provisions of this Section 8, the amounts to be borrowed by the Trust on the Closing Date and to be evidenced by the Series 1997-1 Investor Certificates shall be wired by the Series 1997-1 Certificateholders to such account (other than the Borrowing Account) as is directed in writing to them by the Transferor.

SECTION 9.  PREPAYMENT.

         (a) PREPAYMENT. On the last Business Day of any Settlement Period during the Revolving Period, the Transferor may cause the Trust to prepay, in whole or in part, the Series 1997-1 Investor Certificates (a "PREPAYMENT") from amounts on deposit in the Prepayment Account and/or the Series 1997-1 Excess Funding Sub-Account so long as:

                  (i) no Early Amortization Event, Prospective Early Amortization Event or Accumulation Event would occur by reason of such Prepayment if the Prepayment occurred on the date the Transferor delivered the notice provided for in Section 9(b) below (the "PREPAYMENT NOTICE DATE");

                  (ii) no Early Amortization Event, Prospective Early Amortization Event or Accumulation Event has occurred and is continuing as of the close of business on the Business Day immediately preceding the Prepayment Notice Date;

                  (iii) after giving effect to such Prepayment, as if it occurred on the Prepayment Notice Date, the proportion that the Class A Invested Amount would bear to the Class B Invested Amount (assuming no Investor Funding Deficiencies with respect to any Borrowing) shall be the same as the proportion that the Maximum Invested Amount of Class A bears to the Maximum Invested Amount of Class B;

                  (iv) after giving effect to such Prepayment, as if it occurred on the Prepayment Notice Date, the sum of the Class B Invested Amount PLUS the Class C Invested Amount will be at least equal to the Required Subordinated Amount;

                  (v) if the Class A Invested Amount would equal zero after giving effect to such Prepayment, as if it occurred on the Prepayment Notice Date, no amount of such Prepayment shall be applied against the Class C Invested Amount unless the Class B Invested Amount would also equal zero after giving effect to such Prepayment; and

                  (vi) after giving effect to such Prepayment, as if it occurred on the Prepayment Notice Date, the requirements of Section 8(d) will be satisfied.

         (b) MECHANICS. By 1:00 p.m., New York City time, on or before the fifth Business Day (but not earlier than the seventh Business Day) preceding each Prepayment Date the Transferor shall deliver a Prepayment Notice in the form of
Exhibit 9(b) hereto (a "PREPAYMENT NOTICE") to the Trustee, the Servicer and each Holder of a Series 1997-1 Investor Certificate indicating the amount to be withdrawn from the Prepayment Account and/or the Series 1997-1 Excess Funding Sub-Account and prepaid in respect of each Class of Series 1997-1 Investor Certificates and certifying as to the conditions set forth in clauses (i) - (vi) of Section 9(a) above. The Trustee shall (i) keep accurate records of the outstanding principal amount of each Series 1997-1 Investor Certificate and (ii) after any prepayment hereunder, promptly notify the Transferor, the Servicer and each Holder of a Series 1997-1 Investor Certificate in writing of the outstanding principal amount of each such Certificate.

         (c) DEPOSITS INTO PREPAYMENT ACCOUNT. In addition to the right to cause deposits to be made by the Trustee into the

Prepayment Account pursuant to Section 4.05(f), the Transferor (at its sole election) may make or cause to be made a deposit of its own funds into the Prepayment Account on any Business Day during the Revolving Period.

         (d) WITHDRAWAL FROM SERIES 1997-1 CASH COLLATERAL SUB-ACCOUNT. On any Prepayment Date, if the amounts on deposit in the Series 1997-1 Cash Collateral Sub-Account are greater than the Cash Collateral Maintenance Amount required after giving effect to the related Prepayment, the Trustee shall, at the Transferor's direction, withdraw the amount of such excess from the Series 1997-1 Cash Collateral Sub-Account and pay such amount to the Transferor.

SECTION 10.  DELIVERY AND PAYMENT FOR THE SERIES 1997-1 INVESTOR CERTIFICATES.

         The Trustee shall deliver the Series 1997-1 Investor Certificates to the Transferor when authenticated upon the written direction of the Transferor.

SECTION 11.  MINIMUM AUTHORIZED DENOMINATIONS.

         The Series 1997-1 Investor Certificates shall be issued in fully registered, certificated form. Each Series 1997-1 Certificate shall be issued in denominations of a minimum of $500,000, with the denomination representing such Certificate's share of the Maximum Invested Amount of the respective Class.

SECTION 12.  SUBORDINATION OF SUBORDINATED INVESTORS' INTEREST.

         The Subordinated Investors' Interest in the Trust Assets will be subordinated to the Senior Investors' Interest to the extent provided herein and, together with the interest of the Series 1997-1 Senior Subordinated Certificates, shall be required to be maintained at the Required Subordinated Amount as contemplated by Section 4.04(h)(iv)(A). The portion of the Senior Investors' Interest in the Trust Assets represented by the Series 1997-1 Senior Subordinated Certificates will be subordinated to the interest represented by the Series 1997-1 Senior Certificates to the extent provided herein. Unless otherwise consented to by the Majority Certificateholders of Series 1997-1, no Series 1997-1 Junior Subordinated Certificate shall be initially issued to any Person other than CF One and the Trustee shall not authenticate any such Series 1997-1 Junior Subordinated Certificate if issued to a Person other than CF One. The Series 1997-1 Senior Certificates shall be substantially in the form of
EXHIBIT 12-A hereto. The Series 1997-1 Senior Subordinated Certificates shall be substantially in the form of EXHIBIT 12-B hereto. The Series 1997-1 Junior Subordinated Certificates shall be substantially in the form of EXHIBIT 12-C hereto.

SECTION 13. ADDITIONAL EARLY AMORTIZATION EVENTS WITH RESPECT TO SERIES 1997-1; WAIVER OF EARLY AMORTIZATION EVENTS.

         (a) Without limiting the application of Section 9.01 of the Agreement to Series 1997-1, if any one of the following events shall occur at such time as there shall be at least one outstanding Series 1997-1 Senior Certificate or Series 1997-1 Senior Subordinated Certificate:

         (i) at any time Fitch shall then be rating the Series 1997-1 Senior Certificates below "A" (or the equivalent thereof) or shall have withdrawn its rating of the Series 1997-1 Senior Certificates;

         (ii) any results of any audit prepared as a result of an Audit Request shall demonstrate the existence of a material discrepancy from the Loan and Credit Policy or from reports previously rendered pursuant to
         Section 3.06;

         (iii) the Transferor's Current Participation Amount is less than the Transferor's Required Participation Amount for any three consecutive Determination Dates;

         (iv) the Series 1997-1 Allocation Percentage of the aggregate Unpaid Balance of Series 1997-1 Secondary Eligible Advances shall be less than 90% of the Initial Invested Amount for Series 1997-1 for any three consecutive Determination Dates;

         (v) the Required Subordinated Percentage shall at any time exceed 25%;

         (vi) during the Revolving Period, there shall be less than 125 Designated Accounts in the Trust; for purposes of this clause (vi), all Designated Accounts of Clients that are Affiliates of each other shall be deemed to be a single Designated Account;

         (vii) (a) the Servicer is terminated pursuant to Section 10.01 of the Agreement without the consent of the Majority Certificateholders of Series 1997-1 or (b) the Servicer is not terminated pursuant to such Section under circumstances constituting any Servicer Default in respect of which such Majority Certificateholders have requested such termination or (c) the Servicer is terminated pursuant to Section 10.01 of the Agreement with the consent of the Majority Certificateholders of Series 1997-1 and a Successor Servicer (including, without limitation, the Trustee acting as such Successor Servicer 30 days after a Servicer Default) is appointed pursuant to Section 10.02 of the Agreement without the consent of the Majority Certificateholders of Series 1997-1 or (d) the Servicer is terminated pursuant to Section 10.01 of the Agreement with the consent of the Majority Certificateholders of Series 1997-1 and no Successor Servicer is appointed pursuant to Section 10.02 of the Agreement within 30 days of such termination;

         (viii) the Required Receivable Coverage for Series 1997-1 shall exceed the Series 1997-1 Actual Receivable Coverage for any three consecutive Determination Dates;

         (ix) the Settlement Statement due on any Determination Date reports that, or facts shall exist such that, Series 1997-1 Actual Receivables Nonpayment exceeds 18% for the related Settlement Period;

         (x) the Series 1997-1 Allocation Percentage of the aggregate Unpaid Balance of Series 1997-1 Secondary Eligible Receivables shall, for any three consecutive Determination Dates, be less than 135% of the difference of (a) the Class A Invested Amount for Series 1997-1 MINUS
         (b) the sum of all amounts on deposit in the Series 1997-1 Excess Funding Sub-Account, the Series 1997-1 Accumulation Sub-Account and the Prepayment Account;

         (xi) the Settlement Statement due on any Determination Date reports that, or facts shall exist such that, as of the last day of the related Settlement Period (A) the aggregate Unpaid Balance of Receivables that are at least 60 days past due on such date exceeds 10% of the Unpaid Balance of all Eligible Receivables on such date, (B) the average of the aggregate Unpaid Balances of Receivables that are at least 60 days past due on the last days of such Settlement Period and the two immediately preceding Settlement Periods exceeds 7% of the average of the Unpaid Balances of all Eligible Receivables on such dates, (C) the aggregate Unpaid Balance of Receivables that are at least 90 days past due on such date exceeds 4.5% of the Unpaid Balance of all Eligible Receivables on such date or (D) the average of the aggregate Unpaid Balances of Receivables that are at least 90 days past due on the last days of such Settlement Period and the two immediately preceding Settlement Periods exceeds 3.25% of the average of the Unpaid Balances of all Eligible Receivables on such dates;

         (xii) the sum of the Class B Invested Amount and Class C Invested Amount for Series 1997-1 equals (a) less than 13% of the Class A Invested Amount for Series 1997-1 for any three consecutive Determination Dates or (b) less than 10% of the Class A Invested Amount for Series 1997-1 on any Determination Date;

         (xiii) on the next succeeding Payment Date after (A) any withdrawal from the Series 1997-1 Cash

         Collateral Sub-Account or (B) any increase in the Cash Collateral Maintenance Amount for Series 1997-1, the amount on deposit in such Cash Collateral Sub-Account is less than the Cash Collateral Maintenance Amount for Series 1997-1, after giving effect to any refunding of such Cash Collateral Sub-Account on such Payment Date;

         (xiv) the Aggregate Certificateholder Interest Collections for Series 1997-1 received during any two consecutive Settlement Periods shall be in each case less than the Required Monthly Payment Amount due for Series 1997-1 on the Payment Date immediately following each such Settlement Period;

         (xv) the Weighted Average Factoring Fee shall be less than .75%;

         (xvi) any Settlement Statement due on any Determination Date shall state that, or facts shall exist such that, the Weighted Average Receivable Life of all Receivables in Designated Accounts at any time during the three-month period ended on the last day of the immediately preceding Settlement Period exceeds 70 days;

         (xvii) the Settlement Statement due on any Determination Date reports that, or facts shall exist such that, Series 1997-1 Actual Receivables Dilution Nonpayment exceeds 11% for the related Settlement Period;

         (xviii) the Accumulation Event described in clause (e) of the definition of "Accumulation Event" shall have existed for 30 consecutive Business Days, or the Accumulation Event described in clause (f) of such definition shall have existed for 60 consecutive days;

         (xix) on any Determination Date, the average of the Receivable Payment Ratios for the three immediately preceding Settlement Periods shall be less than 40%; or

         (xx) on any Determination Date, the average of the sum of the Class B Invested Amount and the Class C Invested Amount for Series 1997-1 as of such Determination Date and the two immediately preceding Determination Dates shall be less than 13% of the average of the Class A Invested Amount for Series 1997-1 as of such Determination Dates;

PROVIDED that the event described in clause (xv) above shall not constitute a declarable Early Amortization Event or Prospective Early Amortization Event under this Section 13(a) unless such event shall have occurred on three consecutive Determination Dates; and PROVIDED FURTHER that the events described in clauses (iii), (iv), (viii), (x) and (xii)(a) above shall not constitute Prospective Early Amortization Events unless such events shall have occurred on three consecutive Determination Dates, it being understood that this proviso as to Prospective Early Amortization Events shall not limit the status of the events in such clauses as declarable Early Amortization Events;

then, an "Early Amortization Event" shall exist,

in the case of any event described in subparagraphs (i) through (iii), (v) through (ix) and (xi) through (xx) above, if the Trustee or the Majority Certificateholders of Series 1997-1 give notice thereof in writing to the Transferor, the Trustee and the Servicer and in such notice declare that an Early Amortization Event has occurred as of the date of such notice with respect to Series 1997-1, and in the case of any event described in subparagraphs (iv) and (x), immediately upon the occurrence of such event and without any notice or other action on the part of the Majority Certificateholders of Series 1997-1, the Trustee or the Servicer.

         (b) No Early Amortization Event with respect to the Series 1997-1 Certificates may be waived without the consent of the Majority
Certificateholders of Series 1997-1.

         (c) With respect to Section 9.01(c) of the Agreement, this Supplement hereby provides for the treatment of subparagraph (vii) of Section 9.01 of the Agreement as set forth in such Section 9.01(c).

SECTION 14.  FUNDING OF CASH COLLATERAL SUB-ACCOUNT.

         On or prior to the Closing Date, the Transferor shall deposit into the Series 1997-1 Cash Collateral Sub-Account an amount equal to $1,350,000. On each Borrowing Date, the Trustee, at the direction of the Transferor as provided in
Section 8(c) of this Supplement, shall deposit proceeds of the related Borrowing into the Series 1997-1 Cash Collateral Sub-Account in an amount sufficient to cause the amounts on deposit in such Sub-Account to equal the Cash Collateral Maintenance Amount that will be required after giving effect to the Borrowing occurring on such Borrowing Date.

         Notwithstanding anything to the contrary contained elsewhere in this Supplement or in the Agreement and as provided in Section 9(d) of this Supplement, on any Prepayment Date on which the amounts on deposit in the Series 1997-1 Cash Collateral Sub-Account are greater than the Cash Collateral Maintenance Amount required after giving effect to the related Prepayment, the Trustee, if so directed by the Transferor, shall withdraw from the Series 1997-1 Cash Collateral Sub-Account the amount of such excess and pay such amount to the Transferor.

SECTION 15.  DEFINITIONS.

         For the purposes of the Agreement and this Supplement, the following terms shall be defined as follows and shall supersede, with respect to the Series 1997-1 Investor Certificates, any definitions stated in Article I of the Agreement or Annex X thereto:

         "Section 4.05(A) AMOUNT" has the meaning set forth in Section 4.05(a).

         "125TH ACCOUNT ADVANCE AMOUNT" for any Business Day shall have the meaning set forth in the two immediately succeeding sentences. On each Business Day, the Servicer shall list all Designated Accounts in descending order according to the amount of outstanding Series 1997-1 Secondary Eligible Advances in each Designated Account. The "125th Account Advance Amount" for such Business Day shall be the amount of outstanding Series 1997-1 Secondary Eligible Advances in the 125th Designated Account on such list. For purposes of this definition, all Designated Accounts of Clients that are affiliated with each other shall be deemed to be a single Designated Account.

         "125TH ACCOUNT DAILY FRACTION" for any Business Day shall mean a fraction (rounded to the fourth decimal place) the numerator of which is equal to the 125th Account Advance Amount and the denominator of which is equal to $50,000.

         "125TH ACCOUNT MULTIPLIER" for any Business Day shall mean (a) 1.0000 if the 125th Account Rolling Average for such day is equal to or greater than
1.0000 or (b) the 125th Account Rolling Average for such day if the 125th Account Rolling Average for such day is less than 1.0000.

         "125TH ACCOUNT ROLLING AVERAGE" for any Business Day shall mean the average (rounded to the fourth decimal place) of the 125th Account Daily Fractions for such Business Day and each of the 9 immediately preceding Business Days.

         "ACCEPTABLE TRANSFEREE RATING" shall mean, for purposes of clause (b) of the definition of the term "Eligible Transferee", a commercial bank having a credit rating from any two of S&P, Moody's, Fitch and Duff & Phelps in respect of (X) its long term bank deposits or (Y) if no such debt has a rating from any two of such agencies which is then published and in effect, its long term debt or (Z) if neither of the foregoing types of debt have ratings from any two of such agencies which are then published and in effect, the long term debt of its holding company, which credit rating shall be (a) BBB or better, in the case of S&P, (b) Baa2 or better, in the case of Moody's, (c) BBB or better, in the case of Fitch and (d) BBB or better, in the case of Duff & Phelps. Notwithstanding the foregoing, if the foregoing debt of the relevant commercial bank or its holding company, as the case may be, is rated only by one of S&P, Moody's, Duff & Phelps and Fitch (but not by two or more of such agencies) and such rating is not worse than the rating described for such rating agency in the immediately foregoing sentence, such commercial bank shall be deemed to have an Acceptable Transferee Rating.

         "ACCUMULATION CONTINUATION EVENT" means, solely for purposes of the second parenthetical clause in Section 4.05(a)(v), that on any Business Day the Series 1997-1 Allocation Percentage of the aggregate Unpaid Balance of Series 1997-1 Secondary Eligible Receivables shall be less than the difference of (a) 135% of the Class A Invested Amount for Series 1997-1 MINUS (b) the sum of all amounts on deposit in the Series 1997-1 Excess Funding Sub-Account and Series 1997-1 Accumulation Sub-Account.

         "ACCUMULATION EVENT", for Series 1997-1, shall mean (a) the occurrence on any one Determination Date of any event described in clauses (x) or (xv) of
Section 13(a) of this Supplement or the occurrence on any day of any event described in clauses (xi)(A) or (xi)(C) of Section 13(a) of this Supplement, (b) the occurrence on any day of a withdrawal from the Series 1997-1 Cash Collateral Sub-Account which reduces the amount on deposit in such Cash Collateral Sub-Account below the Cash Collateral Maintenance Amount for Series 1997-1, (c) the termination of Factors as the Servicer for any reason pursuant to Section
10.01 of the Agreement, (d) the occurrence of a breach of the Transferor's covenants in Section 2.06(h) or (k) of the Agreement, (e) on any Business Day there are not at least 300 Customers each with Receivables having an aggregate Unpaid Balance of at least $50,000, or (f) a Servicer Default shall have occurred and be continuing and the Majority Certificateholders of Series 1997-1 shall have notified the Servicer, the Transferor and the Trustee in writing of their election under this clause (f) that such Servicer Default shall cause an Accumulation Event.

         "ADDITIONAL ISSUANCE DATE" has the meaning set forth in Section 6.09(d)(i).

         "ADDITIONAL JUNIOR BORROWING AMOUNT" has the meaning set forth in
Section 8(b)(v) of this Supplement.

         "ADDITIONAL SERIES 1997-1 JUNIOR SUBORDINATED CERTIFICATE" has the meaning set forth in Section 6.09(d).

         "AGGREGATE CERTIFICATEHOLDER INTEREST COLLECTIONS" means, for any Settlement Period, the aggregate amount of Collections deposited into the Series 1997-1 Interest Funding Sub-Account pursuant to Sections 4.04(e) and 4.05(a)(ii) during such Settlement Period.

         "AUDIT REQUEST" shall mean a written request delivered by any Series 1997-1 Senior Certificateholder to Factors or the Transferor, as the case may be, stating that such Certificateholder (i) is reasonably concerned about its investment in its Certificates and (ii) requests the performance of a Special Audit in accordance with Section 3(b)(1) or Section

3(b)(2), as the case may be.

         "AVAILABLE CERTIFICATEHOLDER PRINCIPAL COLLECTIONS" means for any Business Day the product of (a) the Series 1997-1 Allocation Percentage of Principal Collections for such Business Day times either (b) if such Business Day is during the Revolving Period, the Series 1997-1 Floating Allocation Percentage on such Business Day or (c) if such Business Day is during an Amortization Period, the Series 1997-1 Principal Allocation Percentage on such Business Day.

         "AVERAGE DAILY OUTSTANDING PRINCIPAL AMOUNT" for purposes of any Interest Accrual Period and with respect to the Series 1997-1 Senior Certificates, means the sum of the Class A Invested Amount on each calendar day during the related Interest Accrual Period DIVIDED by the number of calendar days during such Interest Accrual Period and with respect to the Series 1997-1 Senior Subordinated Certificates, means the sum of the Class B Invested Amount on each calendar day during the related Interest Accrual Period DIVIDED by the number of calendar days during such Interest Accrual Period. For purposes of the foregoing, the Class A Invested Amount and the Class B Invested Amount on any calendar day that is a Business Day shall be calculated as of the close of business on such day.

         "BEGINNING INVESTED AMOUNT", with respect to any Class of the Series 1997-1 Investor Certificates, shall have the meaning with respect to such Class set forth in the preliminary statement to this Supplement.

         "BORROWING" has the meaning set forth in Section 8(a) of this Supplement.

         "BORROWING ACCOUNT" shall mean the Borrowing Account established by the Trustee pursuant to this Supplement for the benefit of the Series 1997-1 Certificateholders in accordance with Section 23 of this Supplement.

         "BORROWING DATE" shall mean the date, which may only occur on the last Business Day of a Settlement Period, on which a Borrowing occurs.

         "BORROWING JUNIOR SUBORDINATED AMOUNT" for any Borrowing means an amount not exceeding the difference between the Maximum Invested Amount of the Series 1997-1 Junior Subordinated Certificates and the Class C Invested Amount then in effect and specified in the Borrowing Notice, which amount shall be wired by the Holders of the Series 1997-1 Junior Subordinated Certificates to the Trustee as directed in such notice.

         "BORROWING NOTICE" has the meaning set forth in Section 8(b)(i) of this Supplement.

         "BORROWING NOTICE DATE" has the meaning set forth in Section 8(a)(i) of this Supplement.

         "BORROWING SENIOR AMOUNT" for any Borrowing means an amount not exceeding the difference between the Maximum Invested Amount of the Senior 1997-1 Senior Certificates and the Class A Invested Amount then in effect and specified in the Borrowing Notice, which amount shall be wired by the Holders of the Series 1997-1 Senior Certificates to the Trustee as directed in such notice.

         "BORROWING SENIOR SUBORDINATED AMOUNT" for any Borrowing means an amount not exceeding the difference between the Maximum Invested Amount of the Series 1997-1 Senior Subordinated Certificates and the Class B Invested Amount then in effect and specified in the Borrowing Notice, which amount shall be wired by the Holders of the Series 1997-1 Senior Subordinated Certificates to the Trustee as directed in such notice.

         "CASH COLLATERAL MAINTENANCE AMOUNT" for Series 1997-1 shall at any time be the greater of (x) 3.75% the Class A Invested Amount (without giving effect to clause (f) of the definition thereof) and (y) three times the sum of Monthly Senior Interest plus Monthly Servicing Fee.

         "CERTIFICATE RATE" for the Series 1997-1 Senior Certificates and Series 1997-1 Senior Subordinated Certificates has the meaning specified for "Series 1997-1 Senior Certificate Rate" and "Series 1997-1 Senior Subordinated Certificate Rate", respectively, in Section 4 of this Supplement. Interest on the Series 1997-1 Junior Subordinated Certificates will not accrue at a Certificate Rate, but the Holders of the Series 1997-1 Junior Subordinated Certificates shall, in certain cases, be entitled on each Payment Date to payment of the Monthly Junior Subordinated Interest for the related Settlement Period.

         "CLASS A COMMITMENT FEE", with respect to any Payment Date and any related Interest Accrual Period during the Revolving Period, shall mean an amount equal to (a) the actual number of days elapsed during such Interest Accrual Period DIVIDED by (b) 360 MULTIPLIED by (c) 0.20% MULTIPLIED by (d) the difference between the Maximum Invested Amount of the Series 1997-1 Senior Certificates and the Average Daily Outstanding Principal Amount of such Certificates during the related Interest Accrual Period (after giving effect to any Prepayment or Borrowing during such period and to all repayments of principal made to the Holders of such Certificates on the preceding Payment Date, if any) and, with respect to any other Payment Date, shall mean an amount equal to zero.

         "CLASS B COMMITMENT FEE", with respect to any Payment Date and any related Interest Accrual Period during the Revolving Period, shall mean an amount equal to (a) the actual number of days elapsed during such Interest Accrual Period DIVIDED by (b) 360 MULTIPLIED by (c) 0.40% MULTIPLIED by (d) the difference between the Maximum Invested Amount of the Series 1997-1 Senior Subordinated Certificates and the Average Daily Outstanding Principal Amount of such Certificates during the related Interest Accrual Period (after giving effect to any Prepayment or

Borrowing during such period and to all repayments of principal made to the Holders of such Certificates on the preceding Payment Date, if any) and, with respect to any other Payment Date, shall mean an amount equal to zero.

         "CLASS A INVESTED AMOUNT" shall mean for any day, an amount equal to the sum of (a) the Beginning Invested Amount of the Series 1997-1 Senior Certificates PLUS (b) all Borrowing Senior Amounts MINUS (c) the aggregate amount of all Investor Funding Deficiencies with respect to the Series 1997-1 Senior Certificates MINUS (d) all amounts returned to Holders of the Series 1997-1 Senior Certificates pursuant to Sections 8(b)(v) and 8(e)(ii) of this Supplement MINUS (e) all Prepayment Senior Amounts MINUS (f) the aggregate amount of payments of principal paid with respect to the Series 1997-1 Senior Certificates (other than payments in respect of a Prepayment Senior Amount and other than amounts referred to in clause (d) of this definition).

         "CLASS B INVESTED AMOUNT" shall mean for any day, an amount equal to the sum of (a) the Beginning Invested Amount of the Series 1997-1 Senior Subordinated Certificates PLUS (b) all Borrowing Senior Subordinated Amounts MINUS (c) the aggregate amount of all Investor Funding Deficiencies with respect to the Series 1997-1 Senior Subordinated Certificates MINUS (d) all amounts returned to Holders of the Series 1997-1 Senior Subordinated Certificates pursuant to Sections 8(b)(v) and 8(e)(ii) of this Supplement MINUS (e) all Prepayment Senior Subordinated Amounts MINUS (f) the aggregate amount of payments of principal paid with respect to the Series 1997-1 Senior Subordinated Certificates (other than payments in respect of a Prepayment Senior Subordinated Amount and other than amounts referred to in clause (d) of this definition).

         "CLASS C INVESTED AMOUNT" shall mean the amount of the Subordinated Invested Amount of Series 1997-1.

         "CLOSING DATE", with respect to the Series 1997-1 Investor Certificates, shall mean April 30, 1997.

         "CONFIRMATION NOTICE" has the meaning set forth in Section 8(b)(iii) of this Supplement.

         "CURRENT ADVANCE COVERAGE AMOUNT" for any date shall mean an amount equal to (a) the product of the Series 1997-1 Allocation Percentage multiplied by the aggregate Unpaid Balance of Series 1997-1 Coverage Advances, plus (b) the amount on deposit on such date in the Series 1997-1 Excess Funding Sub-Account.

         "DAILY SERVICER PRINCIPAL ADVANCE INTEREST" means, for any day, in respect of a Servicer Principal Advance, 1/365th of the product of (i) the rate of interest applicable to the Advance to which such Servicer Principal Advance relates and (ii) the balance of such Servicer Principal Advance on such day.

         "DAILY SERVICING FEE" means for any day, 1/365th of the product of (i) the Servicing Fee Percentage and (ii) the amount of the Invested Amount of the Series 1997-1 Certificates on such day.

         "DAILY TRANSFEROR INTEREST AMOUNT" shall mean for any day, an amount equal to 1/360th of the product of (i) LIBOR (as determined by the Trustee on the immediately preceding LIBOR Determination Date) PLUS 2.50% and (ii) the Transferor's Current Participation Amount on such day (after giving effect to all deposits, withdrawals, payments or other transfers on such day).

         "DAILY TRANSFEROR PRINCIPAL COLLECTIONS" means the product of (i) the Series 1997-1 Transferor's Percentage on any Business Day times (ii) the Series 1997-1 Allocation Percentage of Principal Collections for such Business Day.

         "DAILY TRUSTEE FEE", with respect to the Series 1997-1 Investor Certificates, has the meaning set forth in Section 5 of this Supplement.

         "DEFICIT SCHEDULED AMORTIZATION AMOUNT" means (a) on the first Special Payment Date with respect to the Scheduled Amortization Period, the excess, if any, of the Scheduled Amortization Amount for such Special Payment Date over the amount on deposit in the Series 1997-1 Principal Funding Sub-Account on the last day of the related Settlement Period and (b) on each subsequent Special Payment Date during the Scheduled Amortization Period, the excess, if any, of the Scheduled Deposit Amount payable on such Special Payment Date over the amount on deposit in the Series 1997-1 Principal Funding Sub-Account on the last day of the related Settlement Period.

         "ELIGIBLE TRANSFEREE" shall mean (a) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is organized under the laws of the United States, or any State thereof, and engaged in purchasing or otherwise investing in fixed income securities for its own account in the ordinary course of its business and having total assets in excess of $250,000,000; (b) a commercial bank organized under the laws of the United States, or any State thereof, having total assets in excess of $2,000,000 and having an Acceptable Transferee Rating; and (c) any other Person approved by the Transferor, such approval not to be unreasonably withheld or delayed.

         "FUNDING DEFICIENCY INTEREST AMOUNT" with respect to each Series 1997-1 Certificateholder that delivered an amount in respect of a Borrowing, which amount was subsequently returned pursuant to Section 8(e)(ii) of this Supplement, means the product of (w) the amount so delivered by such Certificateholder MULTIPLIED by (x) the actual number of calendar days from and including the related Borrowing Date to but excluding the date such amount was returned to such Certificateholder MULTIPLIED by (y) in the case of a Holder of a Series 1997-1 Senior Certificate, a Series 1997-1 Senior Subordinated Certificate and a Series 1997-1 Junior Subordinated Certificate, the

Series 1997-1 Senior Certificate Rate, the Series 1997-1 Senior Subordinated Certificate Rate and LIBOR + 2.25%, respectively and, in each case, in effect as of the commencement of the Interest Accrual Period in which the Borrowing Date fell DIVIDED by (z) 360.

         "FUNDING FAILURE" has the meaning set forth in Section 8(e)(i) of this Supplement.

         "GROWTH TEST ADDITIONAL ACCOUNT" means an Additional Account as to which both (a) the related Client shall not have been a Client of Factors for a continuous period of at least three months immediately preceding the Addition Date for such Additional Account and (b) Factors shall not have had in its underwriting files on such Addition Date historical financial and receivables performance data, including dilution and chargeoff data, covering a period of at least one year immediately preceding such Addition Date.

         "INITIAL INVESTED AMOUNT" means the sum of (a) the Initial Senior Invested Amount and the Initial Subordinated Invested Amount PLUS (b) all Borrowing Junior Subordinated Amounts PLUS (c) all Additional Junior Borrowing Amounts MINUS (d) all amounts returned to the Holder of the Series 1997-1 Junior Subordinated Certificates pursuant to Sections 8(b)(v) and 8(e)(ii) of this Supplement MINUS (e) all Prepayment Junior Subordinated Amounts MINUS (f) the aggregate amount of payments of principal paid with respect to the Series 1997-1 Junior Subordinated Certificates (other than payments in respect of a Prepayment Junior Subordinated Amount and other than amounts referred to in clause (d) of this definition).

         "INITIAL SENIOR INVESTED AMOUNT" means, with respect to Series 1997-1, the sum of (a) the Beginning Invested Amount of the Series 1997-1 Senior Certificates PLUS (b) the Beginning Invested Amount of the Series 1997-1 Senior Subordinated Certificates PLUS (c) all Borrowing Senior Amounts PLUS (d) all Borrowing Senior Subordinated Amounts MINUS (e) the aggregate amount of all Investor Funding Deficiencies with respect to the Series 1997-1 Senior Certificates MINUS (f) the aggregate amount of all Investor Funding Deficiencies with respect to the Series 1997-1 Senior Subordinated Certificates MINUS (g) all amounts returned to Holders of the Series 1997-1 Senior Certificates and the Series 1997-1 Senior Subordinated Certificates pursuant to Sections 8(b)(v) and 8(e)(ii) of this Supplement MINUS (h) all Prepayment Senior Amounts MINUS (i) all Prepayment Senior Subordinated Amounts MINUS (j) the aggregate amount of payments of principal paid with respect to the Series 1997-1 Senior Certificates (other than payments in respect of a Prepayment Senior Amount and other than amounts referred to in clause (g) of this definition) MINUS (k) the aggregate amount of payments of principal paid with respect to the Series 1997-1 Senior Subordinated Certificates (other than payments in respect of a Prepayment Senior Subordinated Amount and other than amounts referred to in clause (g) of this definition).

         "INITIAL SUBORDINATED INVESTED AMOUNT" means, with respect to the Series 1997-1 Junior Subordinated Certificates, the Beginning Invested Amount of such Certificates.

         "INTEREST ACCRUAL PERIOD" means, for the Series 1997-1 Senior Certificates and the Series 1997-1 Senior Subordinated Certificates, the period from and including the Closing Date to and including the calendar day immediately preceding the initial Payment Date, and each period from and including a Payment Date to and including the calendar day immediately preceding the next Payment Date.

         "INVESTOR FUNDING DEFICIENCY" has the meaning set forth in Section 8(e)(i) of this Supplement.

         "LIBOR" shall mean the London interbank offered quotations rate for one-month U.S. dollar deposits as determined by the Trustee in accordance with
Section 4 of this Supplement.

         "LIBOR BUSINESS DAY" shall mean any day other than (a) a Saturday or a Sunday, (b) any other day on which the Servicer is closed, as specified on the list furnished by the Servicer pursuant to Section 3.03(n) of the Agreement or
(c) another day on which dealings in deposits in United States Dollars are not transacted in the London interbank market.

         "LIBOR DETERMINATION DATE" for the Closing Date or for any Interest Accrual Period, as the case may be, shall mean the second LIBOR Business Day immediately preceding the commencement of such Interest Accrual Period.

         "LIMITED RECOURSE PROMISSORY NOTE" shall mean a limited recourse promissory note issued by the Transferor to a Series 1997-1 Senior Certificateholder or a Series 1997-1 Senior Subordinated Certificateholder pursuant to which the Transferor promises to pay to such Certificateholder the amounts such Certificateholder is entitled to receive pursuant to the Agreement, this Supplement and the Series 1997-1 Senior Certificates or Series 1997-1 Senior Subordinated Certificates, as the case may be.

         "MAXIMUM INVESTED AMOUNT", with respect to any Class of the Series 1997-1 Investor Certificates, shall have the meaning with respect to such Class set forth in the preliminary statement to this Supplement, as may be increased with respect to the Series 1997-1 Junior Subordinated Certificates pursuant to
Section 8(b)(v) of this Supplement.

         "MONTHLY JUNIOR SUBORDINATED INTEREST" for any Payment Date shall mean an amount, which shall in no event be less than zero, equal to the difference between the Aggregate Certificateholder Interest Collections for the related Settlement Period minus the amounts, if any, paid on such Payment Date pursuant to Sections 4.04(h)(i), (ii), (iii), (iv)(A) first and second, 4.04(h)(iv)(B) first and second, and 4.04(h)(iv)(C) first, second and third.

         "MONTHLY SENIOR INTEREST" for any Payment Date and any related Interest Accrual Period shall mean an amount equal to the sum of (a) (i) the actual number of days elapsed during such Interest Accrual Period DIVIDED by (ii) 360 MULTIPLIED by (iii) the Series 1997-1 Senior Certificate Rate and MULTIPLIED by
(iv) the Average Daily Outstanding Principal Amount of the Series 1997-1 Senior Certificates during the related Interest Accrual Period (after giving effect to any Prepayment or Borrowing during such period and to all repayments of principal made to the Holders of such Certificates on the preceding Payment Date, if any) and (b) the Class A Commitment Fee; PROVIDED, HOWEVER, that, with respect to the first Payment Date, Monthly Senior Interest shall be equal to $101,496.70.

         "MONTHLY SENIOR SUBORDINATED INTEREST" for any Payment Date and any related Interest Accrual Period shall mean an amount equal to the sum of (a) (i) the actual number of days elapsed during such Interest Accrual Period DIVIDED by
(ii) 360 MULTIPLIED by (iii) the Series 1997-1 Senior Subordinated Certificate Rate MULTIPLIED by (iv) the Average Daily Outstanding Principal Amount of the Series 1997-1 Senior Subordinated Certificates during the related Interest Accrual Period (after giving effect to any Prepayment or Borrowing during such period and to all repayments of principal made to the Holders of such Certificates on the preceding Payment Date, if any) and (b) the Class B Commitment Fee; PROVIDED, HOWEVER, that, with respect to the first Payment Date, Monthly Senior Subordinated Interest shall be equal to $5,868.75.

         "MONTHLY SERVICING FEE" for any Payment Date shall mean an amount equal to the sum of the Daily Servicing Fees on each day in the immediately preceding Settlement Period.

         "MOODY'S" means Moody's Investors Service, Inc., and any successor thereto.

         "NEGATIVE SPREAD SHORTFALL" shall mean, with respect to the Series 1997-1 Senior Certificates, the shortfall occurring when the amount of Interest Collections in the Series 1997-1 Interest Funding Sub-Account to be applied on any Payment Date is less than the amount of the Monthly Senior Interest due on such Payment Date, but only to the extent such shortfall is attributable to the Certificate Rate for the Series 1997-1 Senior Certificates of such Series being in excess of the weighted average interest rate on the underlying Eligible Advances.

         "PAYMENT DATE" shall mean, for each Settlement Period, the fifteenth day of the next succeeding month (or if such day is not a Business Day, the next succeeding Business Day) commencing May 15, 1997.

         "PREPAYMENT" has the meaning set forth in Section 9(a) of this Supplement.

         "PREPAYMENT ACCOUNT" shall mean the Prepayment Account established by the Trustee pursuant to this Supplement for the benefit of the Series 1997-1 Certificateholders in accordance with Section 23 of this Agreement.

         "PREPAYMENT DATE" shall mean the date, which may only occur on the last Business Day of a Settlement Period, on which a Prepayment occurs.

         "PREPAYMENT NOTICE" has the meaning set forth in Section 9(b) of this Supplement.

         "PREPAYMENT NOTICE DATE" has the meaning set forth in Section 9(a)(i) of this Supplement.

         "PREPAYMENT SENIOR AMOUNT" for any Prepayment means the amount specified in the Prepayment Notice to be withdrawn from the Prepayment Account and paid to the Holders of the Series 1997-1 Senior Certificates.

         "PREPAYMENT SENIOR SUBORDINATED AMOUNT" for any Prepayment means the amount specified in the applicable Prepayment Notice to be withdrawn from the Prepayment Account and paid to the Holders of the Series 1997-1 Senior Subordinated Certificates.

         "PREPAYMENT JUNIOR SUBORDINATED AMOUNT" for any Prepayment means the amount specified in the applicable Prepayment Notice to be withdrawn from the Prepayment Account and paid to the Holders of the Series 1997-1 Junior Subordinated Certificates.

         "RECEIVABLE PAYMENT RATIO", for any Settlement Period, shall mean a fraction, expressed as a percentage, the numerator of which is the aggregate of all Collections received during such Settlement Period and the denominator of which is the aggregate Unpaid Balance of all Receivables on the first day of such Settlement Period.

         "RECORD DATE" shall mean, with respect to any Payment Date or Special Payment Date, the last Business Day of the immediately preceding Settlement Period, except that with respect to the first Payment Date the Record Date shall be the Closing Date.

         "REFERENCE BANKS" shall mean the three leading banks, selected by the Servicer in accordance with Section 4 hereof, quoting London interbank offered quotations rates for one-month U.S. dollar deposits in the City of New York, New York.

         "REQUIRED ADVANCE COVERAGE AMOUNT" at any time, shall mean a dollar amount equal to 100% of the Initial Invested Amount of Series 1997-1 at such time.

         "REQUIRED MONTHLY PAYMENT AMOUNT" for any Settlement Period shall mean the Monthly Senior Interest due on the following Payment Date or Special Payment Date.

         "REQUIRED RECEIVABLE COVERAGE" shall mean, for Series 1997-1, a percentage amount, initially 135%, that shall be increased by 2% for each 1% that the Required Subordinated Percentage of Series 1997-1 is increased on any Determination Date other than as a result of the purchase by any Series 1997-1 Junior Subordinated Certificateholder of additional Series 1997-1 Junior Subordinated Certificates.

         "REQUIRED SUBORDINATED AMOUNT" shall mean, with respect to Series 1997-1, the product of the Required Subordinated Percentage for such Series times the Class A Invested Amount (without giving effect to any principal payments described in clause (f) of the definition thereof made after the commencement of an Early Amortization Period); PROVIDED, HOWEVER, that the Required Subordinated Amount shall equal zero at any time that the Class A Invested Amount is zero.

         "REQUIRED SUBORDINATED PERCENTAGE", with respect to Series 1997-1, shall be reset on each Determination Date and shall mean the sum of 15% plus the greatest of (x) and (y) and (z), where (x) is the percentage amount by which the average Series 1997-1 Actual Receivables Nonpayment for any three consecutive Settlement Periods shall have exceeded 13% and (y) is the percentage amount by which the average Series 1997-1 Actual Receivables Dilution Nonpayment for any three consecutive Settlement Periods shall have exceeded 9% and (z) is the percentage amount, if any, by which the average of the aggregate Unpaid Balances of Receivables that are at least 60 days past due on the last days of such Settlement Period and the two immediately preceding Settlement Periods exceeds 5% of the average of the Unpaid Balances of all Receivables that are not Aged Receivables on such dates. In no case shall the Required Subordinated Percentage decrease once it has increased.

         "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc., and any successor thereto.

         "SCHEDULED AMORTIZATION AMOUNT" shall mean, for each Settlement Period during the Scheduled Amortization Period, an amount equal to the Senior Invested Amount of Series 1997-1 as of the first day of the Scheduled Amortization Period divided by 12.

         "SCHEDULED AMORTIZATION PERIOD", with respect to Series 1997-1, means, unless an Early Amortization Event shall have occurred simultaneously therewith or prior thereto, the period beginning on the Scheduled Amortization Period Commencement Date and ending upon the first to occur of (a) an Early Amortization Event, (b) the date on which the Invested Amount of each Class of Certificates has been paid in full and (c) the Scheduled Maturity Date.

         "SCHEDULED AMORTIZATION PERIOD COMMENCEMENT DATE", with respect to the Series 1997-1 Investor Certificates, means May 1, 2002.

         "SCHEDULED DEPOSIT AMOUNT" shall mean, with respect to any Settlement Period during the Scheduled Amortization Period, an amount equal to the sum of the Scheduled Amortization Amount for such Settlement Period and any Deficit Scheduled Amortization Amount remaining unpaid.

         "SCHEDULED MATURITY DATE", with respect to the Series 1997-1 Investor Certificates, means the Payment Date in December, 2003.

         "SENIOR INVESTED AMOUNT", with respect to Series 1997-1, shall mean for any day, an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount; PROVIDED, HOWEVER, that for purposes of calculating the Actual Receivables Coverage of any Series, the term "Senior Invested Amount" of Series 1997-1 shall mean only the Class A Invested Amount and shall not include the Class B Invested Amount.

         "SERIES 1997-1 ACCUMULATION SUB-ACCOUNT" shall mean the Accumulation Sub-Account established by the Trustee pursuant to this Supplement for the benefit of the Series 1997-1 Certificateholders in accordance with Section 4.02(j).

         "SERIES 1997-1 ACTUAL RECEIVABLE COVERAGE" shall be determined on each Business Day and shall be a percentage amount determined by dividing the aggregate Unpaid Balance of Series 1997-1 Secondary Eligible Receivables by the difference of (a) the aggregate of the Senior Invested Amounts of all Series then outstanding MINUS (b) the sum of all amounts on deposit on such Business Day in the Excess Funding Account, the Accumulation Account (including in each case the sub-accounts thereof for all Series) and the Prepayment Account.

         "SERIES 1997-1 ACTUAL RECEIVABLES DILUTION NONPAYMENT" shall be determined on any Determination Date for the immediately preceding Settlement Period and shall be a percentage amount determined by dividing the aggregate Unpaid Balance of Receivables that were charged back by Factors to the applicable Client during such Settlement Period by the sum of such aggregate Unpaid Balance and the aggregate Unpaid Balance of Receivables that were paid during such Settlement Period but had not been so charged back when so paid.

         "SERIES 1997-1 ACTUAL RECEIVABLES NONPAYMENT" shall be determined on any Determination Date for the immediately preceding Settlement Period and shall be a percentage amount determined by dividing the aggregate Unpaid Balance of Receivables that became Aged Receivables during such Settlement Period by the sum of such aggregate Unpaid Balance and the aggregate Unpaid Balance of Receivables that were paid during such Settlement Period but were not Aged Receivables when so paid.

         "SERIES 1997-1 ALLOCATION PERCENTAGE" means, for any date, the percentage equivalent of a fraction, the numerator of which is the Invested Amount for Series 1997-1 as of the last day of the immediately preceding Settlement Period (and in the event a Prepayment or Borrowing shall have occurred on such day, after giving effect thereto) and the denominator of which is the Aggregate Invested Amount as of such last day (and in the event a Prepayment or Borrowing shall have occurred on such day, after giving effect thereto).

         "SERIES 1997-1 CASH COLLATERAL SUB-ACCOUNT" shall mean the Cash Collateral Sub-Account established by the Trustee pursuant to this Supplement for the benefit of the Series 1997-1 Certificateholders in accordance with
Section 4.02(g).

         "SERIES 1997-1 COVERAGE ADVANCE" shall mean an Advance under a Designated Account that is an Eligible Account:


         (i) that is an Eligible Advance as defined in Annex X to the Agreement;

         (ii) if such Designated Account is a Series 1997-1 CRP-Reliant Designated Account, as to which the Trustee has a fully perfected first priority security interest (as defined in the UCC) in the Certain Related Property related to such Designated Account;

         (iii) that complies with the Series 1997-1 Normal Concentration Limit or, in the case of an Advance in a Series 1997-1 Higher Concentration Account, complies with the Series 1997-1 Higher Concentration Limit (provided that any Advance that partially complies with the Series 1997-1 Higher Concentration Limit shall be a "Series 1997-1 Coverage Advance" in the amount of such compliance);

         (iv) that complies with the Series 1997-1 Dispersion Concentration
Limit;

         (v) that is secured by Eligible Receivables not subject to a Lien or security interest other than the Lien or security interest therein of the Trustee, provided that a Lien or security interest lower in priority shall be permitted for purposes of this clause (vi) if (y) such Lien or security interest is in favor of a creditor or creditors of the related Client under Permitted Intercreditor Agreements and (z) the aggregate Unpaid Balance of such Eligible Advance and all other Eligible Advances secured by Receivables and subject to a Permitted Intercreditor Agreement shall not exceed 19% of the Eligible Pool Balance at any time; and

         (vi) that meets the Series 1997-1 Growth Test.

         "SERIES 1997-1 COVERAGE DEFICIENCY AMOUNT" shall mean, for any Business Day, the amount (if any) by which the Required Advance Coverage Amount exceeds the Current Advance Coverage Amount.

         "SERIES 1997-1 CRP-RELIANT DESIGNATED ACCOUNT" shall mean any Designated Account (that is an Eligible Account) the Series 1997-1 Secondary Eligible Advance of which (after giving effect to the first test of the Series 1997-1 Ratio Test) shall exceed the product of .9 and the sum of the Unpaid Balances of all Eligible Receivables in such Designated Account.

         "SERIES 1997-1 DISPERSION CONCENTRATION LIMIT" shall mean that (a) the maximum aggregate Unpaid Balance for all Advances of the 5 Clients with the largest Unpaid Balances of Advances that may be included in the calculation of "Series 1997-1 Secondary Eligible Advances" shall not exceed an amount equal to the product of the 125th Account Multiplier TIMES 25% of the Eligible Pool Balance as of the applicable date of determination and (b) the maximum aggregate Unpaid Balance for all Advances of the 10 Clients with the largest Unpaid Balances of Advances that may be included in the calculation of "Series 1997-1 Secondary Eligible Advances" shall not exceed an amount equal to the product of the 125th Account Multiplier TIMES 40% of the Eligible Pool Balance as of the applicable date of determination and (c) the maximum aggregate Unpaid Balance for all Advances of the 15 Clients with the largest Unpaid Balances of Advances that may be included in the calculation of "Series 1997-1 Secondary Eligible Advances" shall not exceed an amount equal to the product of the 125th Account Multiplier TIMES 50% of the Eligible Pool Balance as of the applicable date of determination and (d) the maximum aggregate Unpaid Balance for all Advances of the 20 Clients with the largest Unpaid Balances of Advances that may be included in the calculation of "Series 1997-1 Secondary Eligible Advances" shall not exceed an amount equal to the product of the 125th Account Multiplier TIMES 60% of the Eligible Pool Balance as of the applicable date of determination and (e) the maximum aggregate Unpaid Balance for all Advances of the 50 Clients with the largest Unpaid Balances of Advances that may be included in the calculation of "Series 1997-1 Secondary Eligible Advances" shall not exceed an amount equal to the product of the 125th Account Multiplier TIMES 80% of the Eligible Pool Balance as of the applicable date of determination.

         "SERIES 1997-1 EXCESS FUNDING SUB-ACCOUNT" shall mean the Excess Funding Sub-Account established by the Trustee pursuant to this Supplement for the benefit of the Series 1997-1 Certificateholders in accordance with Section 4.02(d).

         "SERIES 1997-1 FIRST RECEIVABLES CONCENTRATION LIMIT" shall mean at any time with respect to each Receivable, a maximum Unpaid Balance for all Receivables of a single Customer that may be included in the calculation of "Series 1997-1 Secondary Eligible Receivables" and shall be an amount equal to a certain percentage (set forth in the next sentence) of the aggregate Unpaid Balance of all Eligible Receivables in Designated Accounts as of the date of determination. If the related Customer's senior unsecured debt rating as published by the Rating Agencies shall be: (i) at least "AA" or the equivalent, such percentage shall be 10%, (ii) at least "A" or the equivalent but below "AA" or the equivalent, such percentage shall be 5%, (iii) at least "BBB" or the equivalent but below "A" or the equivalent, such percentage shall be 3% and (iv) below BBB or unrated, such percentage shall be 1%, except that, at the option of the Servicer, (a) for an additional 5 Customers rated below "BBB" or the equivalent or unrated, such percentage shall be 1.5%, (b) for an additional 10 Customers rated below "BBB" or the equivalent or unrated, such percentage shall be 2% and (c) for any Customer rated below "BBB" or the equivalent or unrated that is wholly owned by a company rated "BBB" or the equivalent or above, such percentage shall be 2%, PROVIDED, HOWEVER, that the maximum Unpaid Balance for all Series 1997-1 Secondary Eligible Receivables of such Customer, when aggregated with the Series 1997-1 Secondary Eligible Receivables of any of such Customer's direct or indirect parent companies, shall not exceed the highest Series 1997-1 First Receivables Concentration Limit on any of such Customer's direct or indirect parent companies.

         "SERIES 1997-1 FLOATING ALLOCATION PERCENTAGE" for any day means the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount of Series 1997-1 as of the end of the last day of the immediately preceding Settlement Period (and in the event a Prepayment or Borrowing shall have occurred on such day, after giving effect thereto), and the denominator of which is the sum of (a) the product of the Eligible Pool Balance as of the end of the last day of the immediately preceding Settlement Period multiplied by the Series 1997-1 Allocation Percentage for such date plus (b) amounts on deposit in the Series 1997-1 Excess Funding Sub-Account as of the end of the last day of the immediately preceding Settlement Period PROVIDED, HOWEVER, that, with respect to the first Settlement Period, the Series 1997-1 Floating Allocation Percentage shall mean 93.13%.

         "SERIES 1997-1 GROWTH TEST" shall mean that, for each Business Day, if the sum on such Business Day of all Eligible Advances in the Growth Test Additional Accounts that were added to the Trust pursuant to Section 2.05 of the Agreement in the preceding 90 days exceeds 7.5% of the Eligible Pool Balance on such Business Day, then such excess Eligible Advances shall not constitute "Series 1997-1 Secondary Eligible Advances" or "Series 1997-1 Coverage Advances" on such Business Day.

         "SERIES 1997-1 HIGHER CONCENTRATION ACCOUNT" shall mean no more than ten Designated Accounts identified by the Transferor that shall not be subject to the Series 1997-1 Normal Concentration Limit but shall be subject to the Series 1997-1 Higher Concentration Limit and the Series 1997-1 Dispersion Concentration Limit.

         "SERIES 1997-1 HIGHER CONCENTRATION LIMIT" shall mean at any time with respect to the Advance in each Series 1997-1 Higher Concentration Account, the maximum Unpaid Balance for the Advance in such Series 1997-1 Higher Concentration Account that may be included in the calculation of "Series 1997-1 Secondary Eligible Advances" and shall be an amount equal to the product of the 125th Account Multiplier TIMES 5% of the Eligible Pool Balance as of the applicable date of determination.

         "SERIES 1997-1 INTEREST FUNDING SUB-ACCOUNT" shall mean the Interest Funding Sub-Account established by the Trustee pursuant to this Supplement for the benefit of the Series 1997-1 Certificateholders in accordance with Section 4.02(a).

         "SERIES 1997-1 INVESTOR CERTIFICATES" shall have the meaning set forth in the preliminary statement to this Supplement.

         "SERIES 1997-1 JUNIOR SUBORDINATED CERTIFICATEHOLDER" shall mean a Holder of a Series 1997-1 Junior Subordinated Certificate.

         "SERIES 1997-1 JUNIOR SUBORDINATED CERTIFICATES" shall have the meaning set forth in the preliminary statement to this Supplement.

         "SERIES 1997-1 NORMAL CONCENTRATION LIMIT" shall mean at any time with respect to each Advance, the maximum Unpaid Balance for the Advance of a single Client Obligor that may be included in the calculation of "Series 1997-1 Secondary Eligible Advances" and shall be an amount equal to the product of the 125th Account Multiplier TIMES 3% of the Eligible Pool Balance as of the applicable date of determination.

         "SERIES 1997-1 PARTICIPATION DEFICIENCY AMOUNT" shall mean, for any Business Day, the amount (if any) by which the Transferor's Required Participation Amount exceeds the Transferor's Current Participation Amount.

         "SERIES 1997-1 PRINCIPAL ALLOCATION PERCENTAGE" for any date means the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount of Series 1997-1 as of the last day of the Revolving Period, and the denominator of which is (a) the product of the Eligible Pool Balance as of the end of the last day of the immediately preceding Settlement Period multiplied by the Series 1997-1 Allocation Percentage for such date plus (b) amounts on deposit in the Series 1997-1 Excess Funding Sub-Account as of the end of the last day of the immediately preceding Settlement Period; PROVIDED that the Series 1997-1 Principal Allocation Percentage shall be 100% during any Early Amortization Period in respect of Series 1997-1.

         "SERIES 1997-1 PRINCIPAL FUNDING SUB-ACCOUNT" shall mean the Principal Funding Sub-Account established by the Trustee pursuant to this Supplement for the benefit of the Series 1997-1 Certificateholders in accordance with Section 4.02(m).

         "SERIES 1997-1 RATIO TEST" shall mean the following four tests that determine the extent to which an Advance or Receivable is a "Series 1997-1 Secondary Eligible Advance" or "Series 1997-1 Secondary Eligible Receivable".

         FIRST, the Series 1997-1 Ratio Test requires that the

Advance in each Designated Account that is an Eligible Account shall satisfy this first test only to the extent that the aggregate amount of such Advance does not exceed "EA" as calculated pursuant to the following formula for such Designated Account (the aggregate amount of such Advance in excess of such "EA" shall be excluded from the further determinations under the second, third and fourth tests set forth below):

                  EA = (R X F) + {the lesser of (R X F) and CRP}

                           EA   =   the amount of the Advance in such
                                    Designated Account that is available to
                                    satisfy the second test;

                           R    =   the sum of the Unpaid Balances of all
                                    Eligible Receivables in such Designated
                                    Account;

                           F    =   .85 if such Designated Account is a Series
                                    1997-1 Higher Concentration Account and .9 if such Designated Account is not a Series
                                    1997-1 Higher Concentration Account, and

                           CRP  =   the sum of all of the following property
                                    which constitutes Certain Related Property in respect of such Designated Account for which the Trustee has a first priority security therein subject to no other Liens except lower priority Liens in favor of a creditor or creditors of Factors under Permitted Intercreditor Agreements: 40% of
                                    Presold Inventory constituting such Certain
                                    Related Property + 100% of all cash and cash equivalents constituting such Certain
                                    Related Property + 80% of marketable debt securities constituting such Certain Related
                                    Property;

         SECOND, the Series 1997-1 Ratio Test requires that the sum of all Series 1997-1 Secondary Eligible Advances (after giving effect to the first test of the Series 1997-1 Ratio Test) of all Series 1997-1 CRP-Reliant Designated Accounts shall not exceed 30% of the Eligible Pool Balance. If such sum of all Series 1997-1 Secondary Eligible Advances for such Series 1997-1 CRP-Reliant Designated Accounts exceeds 30% of the Eligible Pool Balance on any date of determination, Advances and Receivables in such Series 1997-1 CRP-Reliant Designated Accounts with the highest ratios of {EA / ((R X .9) + CRP)} as of such date shall be excluded from Series 1997-1 Secondary Eligible Advances and Series 1997-1 Secondary Eligible Receivables respectively, until the aforesaid sum does not exceed 30%. For purposes of this second test,

                           R    =   has the same definition as in the first
                                    test of the Series 1997-1 Ratio Test;

                           EA   =   has the same definition as in the first
                                    test of the Series 1997-1 Ratio Test, and

                           CRP  =   has the same definition as in the first
                                    test of the Series 1997-1 Ratio Test.

The amounts of the Series 1997-1 Secondary Eligible Advance and Series 1997-1 Secondary Eligible Receivables remaining in each such Designated Account shall be used in the third test below.

         THIRD, after the calculation of EA for each Designated Account that is an Eligible Account and after giving effect to the second test of the Series 1997-1 Ratio Test, a weighted ratio for each such Designated Account shall be calculated as follows:

Weighted Ratio = {EA' / ((R X F) + CRP)} X EA' / Eligible Pool Balance

                           EA'  =   the amount of Series 1997-1 Secondary
                                    Eligible Advance calculated for such
                                    Designated Account after giving effect to the first and second tests of the Series
                                    1997-1 Ratio Test;

                           R    =   has the same definition as in the first
                                    test of the Series 1997-1 Ratio Test;

                           F    =   .85 if such Designated Account is a Series
                                    1997-1 Higher Concentration Account and .9 if such Designated Account is not a Series
                                    1997-1 Higher Concentration Account, and

                           CRP  =   has the same definition as in the first
                                    test of the Series 1997-1 Ratio Test.

The Weighted Ratios (each expressed as a percentage) for each Designated Account shall be summed and if such sum for all such Designated Accounts exceeds 85% on any date of determination, Series 1997-1 Secondary Eligible Advances and Series 1997-1 Secondary Eligible Receivables in Designated Accounts with the highest ratios of {EA' / ((R X F) + CRP)} as of such date shall be excluded from Series 1997-1 Secondary Eligible Advances and Series 1997-1 Secondary Eligible Receivables respectively, until the aforesaid sum of Weighted Ratios equals 85%.

         FOURTH, after giving effect to the first three tests of the Series 1997-1 Ratio Test, the following ratio (expressed as a percentage) shall be calculated for each Designated Account as follows:

                               Ratio = EA" / (R + CRP')

                           EA"  =   the amount of Series 1997-1 Secondary
                                    Eligible Advance calculated for such
                                    Designated Account after giving effect to the first three tests of the Series 1997-1
                                    Ratio Test;

                           R    =   has the same definition as in the first
                                    test of the Series 1997-1 Ratio Test, and

                           CRP' = 100% of Certain Related Property for such Designated Account.

To the extent such Ratio exceeds 85%, an amount of Series 1997-1 Secondary Eligible Advances equal to such excess over 85% shall be summed with such excess from all other Designated Accounts and if such total from all Designated Accounts exceeds 3.5% of the Eligible Pool Balance before giving effect to this fourth test, then Series 1997-1 Secondary Eligible Advances from the Designated Accounts having the highest Ratios under this fourth test shall be excluded in whole or in part from Series 1997-1 Secondary Eligible Advances until such total for all Designated Accounts equals 3.5%.

         "SERIES 1997-1 SECOND RECEIVABLES CONCENTRATION LIMIT" shall mean that
(a) the maximum aggregate Unpaid Balance for all Receivables of the five Customers with the largest Unpaid Balances of Receivables that may be included in the calculation of "Series 1997-1 Secondary Eligible Receivables" shall not exceed 25% of the Unpaid Balance of all Eligible Receivables as of the applicable date of determination and (b) the maximum aggregate Unpaid Balance for all Receivables of the ten Customers with the largest Unpaid Balances of Receivables that may be included in the calculation of "Series 1997-1 Secondary Eligible Receivables" shall not exceed 40% of the Unpaid Balance of all Eligible Receivables as of the applicable date of determination and (c) the maximum aggregate Unpaid Balance for all Receivables of any three Customers that may be included in the calculation of "Series 1997-1 Secondary Eligible Receivables" shall not exceed 15% of the Unpaid Balance of all Eligible Receivables as of the applicable date of determination. For purposes of each of the foregoing limits, any resulting ineligibility shall, in the case of clause (c), be applied to the Customer with the highest aggregate Unpaid Balance of Receivables, and in each case be taken into account for subsequent calculations under this definition.

         "SERIES 1997-1 SECONDARY ELIGIBLE ADVANCE" shall mean an Advance under a Designated Account that is an Eligible Account:

                  (i) that is an Eligible Advance as defined in Annex X to the Agreement;

                  (ii) if such Designated Account is a Series 1997-1 CRP-Reliant Designated Account, as to which the Trustee has a fully perfected first priority security interest (as defined in the UCC) in the Certain Related Property related to such Designated Account;

                  (iii) that complies with the Series 1997-1 Normal Concentration Limit or, in the case of an Advance in a Series 1997-1 Higher Concentration Account, complies with the Series 1997-1 Higher Concentration Limit (provided that any Advance that partially complies with the Series 1997-1 Higher Concentration Limit shall be a "Series 1997-1 Secondary Eligible Advance" in the amount of such compliance);

                  (iv) that complies with the Series 1997-1 Dispersion Concentration Limit;

                  (v) that meets the Series 1997-1 Ratio Test; and

                  (vi) that is secured by Eligible Receivables not subject to a Lien or security interest other than the Lien or security interest therein of the Trustee, provided that a Lien or security interest lower in priority shall be permitted for purposes of this clause (vi) if (y) such Lien or security interest is in favor of a creditor or creditors of the related Client under Permitted Intercreditor Agreements and (z) the aggregate Unpaid Balance of such Eligible Advance and all other Eligible Advances secured by Receivables and subject to a Permitted Intercreditor Agreement shall not exceed 19% of the Eligible Pool Balance at any time; and

                  (vii) that meets the Series 1997-1 Growth Test.

         "SERIES 1997-1 SECONDARY ELIGIBLE RECEIVABLE" shall mean a Receivable under a Designated Account that is an Eligible Account:


                  (i) that is an Eligible Receivable as defined in Annex X to the Agreement;

                  (ii) that complies with the Series 1997-1 First Receivables Concentration Limit (provided that any Receivable that partially conforms with the Series 1997-1 First Receivables Concentration Limit shall be a "Series 1997-1 Secondary Eligible Receivable" in the amount of such conformance);

                  (iii) that complies with the Series 1997-1 Second Receivables Concentration Limit (provided that any Receivable that partially conforms with the Series 1997-1 Second Receivables Concentration Limit shall be a "Series 1997-1 Secondary Eligible Receivable" in the amount of such conformance);

                  (iv) that meets the Series 1997-1 Ratio Test; and

                  (v) that is not subject to a Lien or security interest other than the Lien or security interest therein of the Trustee, provided that a Lien or security interest lower in priority shall be permitted for purposes of this clause (vi) if (y) such Lien or security interest is in favor of a creditor or creditors of the related Client under Permitted Intercreditor Agreements and (z) the aggregate Unpaid Balance of the Eligible Advance secured by such Receivable and all other Eligible Advances secured by Receivables and subject to a Permitted Intercreditor Agreement shall not exceed 19% of the Eligible Pool Balance at any time.

         "SERIES 1997-1 SENIOR CERTIFICATEHOLDER" shall mean a Holder of a Series 1997-1 Senior Certificate.

         "SERIES 1997-1 SENIOR CERTIFICATE RATE" has the meaning set forth in
Section 4 of this Supplement.

         "SERIES 1997-1 SENIOR CERTIFICATES" shall have the meaning set forth in the preliminary statement to this Supplement.

         "SERIES 1997-1 SENIOR SUBORDINATED CERTIFICATEHOLDER" shall mean a Holder of a Series 1997-1 Senior Subordinated Certificate.

         "SERIES 1997-1 SENIOR SUBORDINATED CERTIFICATE RATE" has the meaning set forth in Section 4 of this Supplement.

         "SERIES 1997-1 SENIOR SUBORDINATED CERTIFICATES" shall have the meaning set forth in the preliminary statement to this Supplement.

         "SERIES 1997-1 TRANSFEROR'S PERCENTAGE" for any date in the Revolving Period means 100% minus the Series 1997-1 Floating Allocation Percentage for such date and for any date in an Amortization Period means 100% minus the Series 1997-1 Principal Allocation Percentage for such date.

         "SERIES TERMINATION DATE" has the meaning set forth in Section 7 of this Supplement.

         "SERVICING FEE PERCENTAGE" has the meaning set forth in Section 5 of this Supplement.

         "SPECIAL AUDIT" means an audit of the Servicer conducted by a firm of Independent Public Accountants selected by the Servicer upon the issuance of an Audit Request and consisting of the procedures set forth in EXHIBIT A hereto.

         "SPECIAL PAYMENT DATE" means each Payment Date during an Amortization Period or following the Scheduled Maturity Date.

         "SUBORDINATED INVESTED AMOUNT" shall mean, with respect to Series 1997-1 for any day, an amount equal to the sum of

(a) the Initial Subordinated Invested Amount PLUS (b) all Borrowing Junior Subordinated Amounts PLUS (c) all Additional Junior Borrowing Amounts MINUS (d) all amounts returned to the Holders of the Series 1997-1 Junior Subordinated Certificates pursuant to Sections 8(b)(v) and 8(e)(ii) of this Supplement MINUS
(e) all Prepayment Junior Subordinated Amounts MINUS (f) the aggregate amount of Principal Collections paid with respect to the Series 1997-1 Junior Subordinated Certificates prior to such day (other than any such amounts paid in respect of a Prepayment Junior Subordinated Amount and other than amounts referred to in clause (d) of this definition) MINUS (g) the aggregate amount of Chargeoffs allocated to the Series 1997-1 Junior Subordinated Certificates prior to such day PLUS (h) the initial Unpaid Balance of any additional Advance purchased as a result of the existence of any Subordination Deficiency Amount pursuant to Sections 4.04(h)(iv) and 4.06(c)(i) prior to such day PLUS (i) the purchase price (at par) of any Additional Series 1997-1 Junior Subordinated Certificates purchased by any Holder of a Series 1997-1 Junior Subordinated Certificate pursuant to Section 6.09(d).

         "SUBORDINATION DEFICIENCY AMOUNT" shall mean, with respect to Series 1997-1 for any Business Day, the amount (if any) by which the Required Subordinated Amount for Series 1997-1 exceeds the sum of the Class B Invested Amount PLUS the Class C Invested Amount.

         "TELERATE PAGE 3750" shall mean the display page so designed by the Dow Jones Telerate Service, or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices.

         "TRANSFEROR'S CURRENT PARTICIPATION AMOUNT" for any date shall mean an amount equal to (a) the product of the Eligible Pool Balance multiplied by the Series 1997-1 Allocation Percentage, minus (b) the Invested Amount of Series 1997-1 on such date, plus (c) the amount on deposit on such date in the Series 1997-1 Excess Funding Sub-Account.

         "TRANSFEROR'S REQUIRED PARTICIPATION AMOUNT", at any time, shall mean a dollar amount equal to 7% of the Initial Invested Amount of Series 1997-1 at such time.

         The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Supplement shall refer to this Supplement or the Agreement as a whole and not to any particular provision of this Supplement or the Agreement, as the case may be; the word "INCLUDING" (and with correlative meaning "INCLUDE") means including without limiting the generality of any description preceding such term; and Section, Schedule and Exhibit references contained in this Agreement or this Supplement are references to Sections, Schedules and Exhibits in or to the Agreement or this Supplement unless otherwise specified.

                   Unless otherwise specified in this Supplement, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for immaterial changes or changes concurred in by the independent public accountants of Factors) with the most recent audited consolidated financial statements of Factors and its consolidated Subsidiaries.

SECTION 16. ACCRUAL OF INTEREST ON THE SERIES 1997-1 INVESTOR CERTIFICATES; COMMITMENT FEE.

         (a) Interest shall accrue on the Series 1997-1 Investor Certificates from the Closing Date. Notwithstanding anything to the contrary in the Agreement or this Supplement, no Series 1997-1 Senior Certificateholder or Series 1997-1 Senior Subordinated Certificateholder in its capacity as such shall have any interest in Collections received prior to the Closing Date.

         (b) A commitment fee will also be payable to the Holders of the Series 1997-1 Senior Certificates and Series 1997-1 Senior Subordinated Certificates on each Payment Date occurring during the Revolving Period in an amount equal to the Class A Commitment Fee and the Class B Commitment Fee, respectively.

         (c) Notwithstanding Section 1.03 of the Agreement, all computations of interest and commitment fees to be made under this Supplement shall be made on the basis of a 360-day year and the actual number of days elapsed.

SECTION 17.  DISTRIBUTIONS.

         The Trustee shall send distributions to the Series 1997-1 Investor Certificateholders under Section 5.01 of the Agreement to each Series 1997-1 Certificateholder by 12:00 P.M. (New York City time) on each Payment Date by wire transfer of immediately available funds to an account or accounts designated by such Series 1997-1 Certificateholders, by written notice to the Trustee and the Paying Agent given at least five days prior to any Payment Date (such notice to remain effective with respect to a Holder until different instructions from such Holder are received by the Trustee and the Paying Agent), or if no such notice is given, by check mailed as provided in Section 5.01 of the Agreement.

SECTION 18.  RATIFICATION OF AGREEMENT.

         As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

SECTION 19.  THE TRUSTEE.

         The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the Preliminary Statement contained herein, all of which recitals are made solely by the Transferor. The Trustee hereby represents and warrants that this Supplement has been duly executed and delivered by it and that this Supplement constitutes the legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms (subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally)

SECTION 20.  INSTRUCTIONS IN WRITING.

         All instructions given by the Servicer to the Trustee pursuant to this Supplement shall be in writing, and may be included in a Daily Report or Settlement Statement.

SECTION 21.  COUNTERPARTS.

         This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 22.  GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

         (a) THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         (b) JURISDICTION. Each of the parties hereto hereby irrevocably and unconditionally submits to the nonexclusive jurisdiction of New York State court or federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Supplement, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (c) CONSENT TO SERVICE OF PROCESS. Each party to this Supplement irrevocably consents to service of process in the manner provided for notices in
Section 13.05 of the Agreement. Nothing in this Supplement will affect the right of any party to this Supplement to serve process in any other manner permitted by law.

SECTION 23. SERIES 1997-1 SUB-ACCOUNTS; PREPAYMENT ACCOUNT; BORROWING ACCOUNT.

         (a) The Trustee shall establish within the Interest Funding Account, Principal Funding Account, Excess Funding Account, Cash Collateral Account and Accumulation Account an Interest Funding Sub-Account, Principal Funding Sub-Account, Excess Funding Sub-Account, Cash Collateral Sub-Account and Accumulation Sub-Account, respectively, in each case in accordance with Section
4.02 of the Agreement and for the benefit of the Certificateholders of Series 1997-1.

         (b) Notwithstanding anything to the contrary in the Agreement or elsewhere in this Supplement, (i) the Transferor shall have the power to instruct the Trustee to make allocations, withdrawals and payments from or within the Series 1997-1 Excess Funding Sub-Account for the purpose of making a Prepayment pursuant to Section 9(a) of, and in accordance with the requirements of Section 9(b) of, this Supplement and (ii) at such time as no Series 1997-1 Investor Certificate remains outstanding, the Trustee shall, at the written direction of the Servicer, withdraw all amounts (if any) remaining on deposit in the Series 1997-1 Excess Funding Sub-Account, Series 1997-1 Accumulation Sub-Account and Prepayment Account and pay such amounts to the order of the Transferor.

         (c) The Trustee, for the benefit of the Series 1997-1 Investor Certificateholders, shall establish or shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, a segregated trust account (the "PREPAYMENT ACCOUNT") that shall be an Eligible Trust Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-1 Certificateholders. The Prepayment Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1997-1 Certificateholders from time to time. If, at any time, the Prepayment Account shall cease to be an Eligible Trust Account, the Trustee shall within 10 Business Days of a Responsible Officer learning of such event establish a new Prepayment Account meeting the conditions specified above as an Eligible Trust Account, transfer any cash and/or any investments to such new Prepayment Account and from the date such new Prepayment Account is established, it shall be the "Prepayment Account". Neither the Transferor nor the Servicer, nor any Person claiming by, through or under the Transferor or the Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Prepayment Account except to the extent provided in this Supplement. Notwithstanding the foregoing, the Transferor shall have the revocable power to instruct the Trustee to make allocations, withdrawals and payments from or within the Prepayment Account for the purposes of effecting a Prepayment pursuant to Section 9 of this Supplement.


         (d) Funds on deposit in the Prepayment Account shall be invested by the Trustee at the direction of the Transferor in Eligible Investments that will mature so that such funds will be available prior to the applicable Payment Date following such investment. Any funds on deposit in the Prepayment Account to be so invested shall be invested solely in Eligible Investments. Any request by the Transferor to invest funds on deposit in the Prepayment Account shall be in writing and shall certify that the requested investment is an Eligible Investment which matures at or prior to the time required hereby. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Eligible Investments described in clause (a) of the definition thereof from the time of purchase thereof until maturity. All interest and investment earnings (net of losses and investment expenses) on funds on deposit in the Prepayment Account shall remain on deposit therein and shall be applied as provided in Section 9 of this Supplement. Except as provided in Section 9(c) of this Supplement and Section 4.05(f), neither the Transferor nor the Servicer shall deposit any of their funds in the Prepayment Account at any time.

         (e) EXHIBIT 23(E) identifies the Prepayment Account by setting forth the account number of such account, the account designation of such account and the name and location of the institution with which such account has been established.

         (f) The Trustee, for the benefit of the Series 1997-1 Investor Certificateholders, shall establish or shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, a segregated trust account (the "BORROWING ACCOUNT") that shall be an Eligible Trust Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-1 Certificateholders. The Borrowing Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1997-1 Certificateholders from time to time. If, at any time, the Borrowing Account shall cease to be an Eligible Trust Account, the Trustee shall within 10 Business Days of a Responsible Officer learning of such event establish a new Borrowing Account meeting the conditions specified above as an Eligible Trust Account, transfer any cash and/or any investments to such new Borrowing Account and from the date such new Borrowing Account is established, it shall be the "Borrowing Account". Neither the Transferor nor the Servicer, nor any Person claiming by, through or under the Transferor or the Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Borrowing Account except to the extent provided in this Supplement. Notwithstanding the foregoing, the Transferor shall have the revocable power to instruct the Trustee to make allocations, withdrawals and payments from or within the Borrowing Account for the purposes of carrying out the provisions of Section 8 of this Supplement.

         (g) Funds on deposit in the Borrowing Account shall be invested by the Trustee at the direction of the Transferor in Eligible Investments that will mature so that such funds will be available on the Business Day following such investment. Any funds on deposit in the Borrowing Account to be so invested shall be invested solely in Eligible Investments. Any request by the

Transferor to invest funds on deposit in the Borrowing Account shall be in writing and shall certify that the requested investment is an Eligible Investment which matures at or prior to the time required hereby. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Eligible Investments described in clause (a) of the definition thereof from the time of purchase thereof until maturity. All interest and investment earnings (net of losses and investment expenses) on funds on deposit in the Borrowing Account shall remain on deposit therein and shall be applied as provided in Section 8 of this Supplement. Except as provided in Section 8(e) of this Supplement, neither the Transferor nor the Servicer shall deposit any of their funds in the Borrowing Account at any time.

         (h) EXHIBIT 23(H) identifies the Borrowing Account by setting forth the account number of such account, the account designation of such account and the name and location of the institution with which such account has been established.

SECTION 24.  DEBT SECURITIES.

         Notwithstanding anything contained herein to the contrary (including, without limitation, the form of the Series 1997-1 Investor Certificates), the parties hereto agree, and by its acceptance of a Certificate each Certificateholder shall be deemed to agree, that the Investor Certificates evidence debt and such debt is further evidenced by the Limited Recourse Promissory Notes. Nothing in this Section 24 or in any Limited Recourse Promissory Note shall be deemed to diminish or otherwise adversely affect in any way the rights of, and benefits to be afforded to, the Holder of any Certificate as provided in the Agreement, this Supplement and such Certificate, regardless of whether or not such Holder of such Certificate shall at any time also hold a Limited Recourse Promissory Note.

SECTION 25.  FEDERAL INCOME TAXATION.

         The parties hereto agree, and by its acceptance of a Certificate each Holder of any Certificate shall be deemed to agree, that none of them shall make any election under Treasury Regulation Section 301.7701-3 that would have the effect of causing the Trust to be treated as a corporation for U.S. Federal income tax purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                                CF FUNDING CORP.,
                                                  as Transferor


                                                By:
                                                   ----------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------


                                                CAPITAL FACTORS, INC.,
                                                  individually and as Servicer


                                                By:
                                                   ----------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------


                                                BANKERS TRUST COMPANY,
                                                  as Trustee


                                                By:
                                                   ----------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                                                    Exhibit A to
                                                        Series 1997-1 Supplement

                    Form of Accountants' Special Audit Report



         This draft is furnished solely for the purpose of indicating the form of letter that we would expect to be able to furnish Capital Factors, Inc. and in response to their request, the matters expected to be covered in the letter, and the nature of the procedures, that we would expect to carry out with respect to such matters. Based on our discussions with Capital Factors, Inc. and the Trustee and Certificateholders, it is our understanding that the procedures outlined in this draft letter are those they wish us to follow. Unless Capital Factors, Inc. and the Trustee and Certificateholders inform us otherwise, we shall assume that there are no additional procedures they wish us to follow. The text of the letter itself will depend, of course, on the results of the procedures, which we would not expect to complete until shortly before the letter is issued.


INDEPENDENT ACCOUNTANTS' REPORT


To the Board of Directors
Capital Factors, Inc.
1799 West Oakland Park Blvd.
Ft. Lauderdale, FL  33311

We have performed the procedures requested by you, as described below, with respect to the Pooling and Servicing Agreement dated as of June 1, 1994 (the "Agreement"). Capitalized terms are used herein with the meanings specified in the Agreement. This report is solely for your information and is not to be referred to or distributed to anyone who is not (i) a member of the Board of Directors or management of the Company or (ii) the Trustee or (iii) a Certificateholder or (iv) a Rating Agency, in each case as defined in the Agreement, for any purpose. The procedures that we performed and our findings are as follows:

A. PROCEDURES PERFORMED WITH REGARDS TO AMOUNTS IN EACH SETTLEMENT STATEMENT ISSUED FROM __________ __, ____ TO _________ __, ____:

         -        Recalculated each Series Allocation Percentage.

         -        Recalculated each Series Floating Allocation Percentage.

         - Recalculated the Series Principal Allocation Percentage for each Series in an Amortization Period.

         - Agreed Collection amounts (Interest, Principal, Receivable, and Recoveries) to summarized records or reports produced by Factors' computer system.

         - Agreed amount of Defaulted Advances, Chargeoffs, Aged Receivables and Recoveries to summarized records or reports produced by Factors' computer system.

         - Agreed account balances in each Interest Funding Sub-Account, Cash Collateral Sub-Account, Principal Funding Sub-Account, Excess Funding Sub-Account, Accumulation Sub-Account and the Concentration Account to summarized records or reports produced by Factors' computer system.

B.       PROCEDURES REGARDING THE LOCK-BOX RECEIPTS:

         Randomly selected six business days in the _____ quarter of 19__ and performed the following:

         - Agreed the transfer of funds from the Lock-Box Account to the Concentration Account.

         - Recalculated the amount of Principal Collections and Interest Collections which were received by the Concentration Account.

C.       IN ACCORDANCE WITH SECTION 4.02 OF THE AGREEMENT:

         - Agreed that investments made in the Interest Funding Sub-Account, Cash Collateral Sub-Account, Principal Funding Sub-Account, Excess Funding Sub-Account, Accumulation Sub-Account and the Concentration Account are Eligible Investments in accordance with the Agreement.

         - Agreed that investments made in the above referenced accounts are invested at the request of the Servicer in writing.

D.       FOR EACH DAY SELECTED IN B. ABOVE, PERFORMED THE FOLLOWING PROCEDURES:

         - Recalculated the allocation of Interest Collections as discussed in Section 4.03(b)(i) of the Agreement. Additionally, recalculated the amount of Interest Collections allocated to each Class of Investor Certificateholders of each Series according to the Supplement for each such Series.

         - Recalculated the allocation of Principal Collections as discussed in Section 4.03(b)(ii) of the Agreement. Additionally, recalculated the amount of Principal Collections allocated to the Transferor and to each Class of Investor Certificateholders of each Series according to the Supplement for each such Series.

         -        Recalculated the allocation of Recoveries as discussed in
                  Section 4.03(b)(iii) of the Agreement. Additionally, recalculated the amount of Recoveries allocated to each Class of Investor Certificateholders of each Series according to the Supplement for each such Series.

         -        Recalculated the allocation of Chargeoffs as discussed in
                  Section 4.06 of the Agreement. Additionally, recalculated the amount of Chargeoffs allocated to each Class of Investor Certificateholders of each Series according to the Supplement for each such Series.

         - In regards to the "Early Amortization Events/ Accumulation Events/Servicer Defaults" reports, dated __________________ __, 19__, ______________ __, 19__ and _____________ __, 19__
                  which were prepared by Capital Factors, Inc. and are attached to this report, we recalculated the amounts included in Sections _____, _____, and ____. Additionally, we agreed the amounts included in Sections ____, ____, and ____ to summarized records or reports produced by Factor's computer system.

E. ANNUAL PROCEDURES (I.E., TO BE PERFORMED ONCE EACH FISCAL YEAR AND IN THE EVENT OF EACH SPECIAL AUDIT):

         (i) We randomly selected [25] Client accounts (representing at least 35% of the total advances outstanding). The [25] selections included the ten largest accounts at ___________ __, 19__ from Capital Factors' account current and any Client added to the Trust from __________ __, 19__ to ___________ __,
                  19__. We performed procedures (ii) and (iii) below to those accounts selected.

         (ii) Recalculated the computations required by clauses (xi), (xii) and (xiii) of the definition of "Eligible Advance" in Annex X of the Agreement to the extent applicable to each Client selected in (i) above as of _____________ __, 199_, and agreed to summarized records or reports produced by Factors' computer system. In addition, recalculated for all Designated Accounts the computations required by clauses (xi), (xii) and (xiii) of the definition of "Eligible Receivable" in Annex X of the Agreement as of _________ __, 199_, and agreed to summarized records or reports produced by Factors' computer system.

         (iii) We mailed requests for positive confirmation of the recorded amounts to the Clients. We obtained __ responses, of which __ were noted as indicating differences for which explanations could not be obtained (see Exhibit __). We tested those accounts for which we did not receive a confirmation reply by agreeing the amounts for three advances, (the advances were selected at random from those made during the previous 30 day period) to management's support evidencing the advance. Noted that such support indicated advance dates prior to _____________, 19__. No unreconciled differences were noted.

         (iv) We randomly selected 50 Customer remittances from Clients selected in (i) above from the account current (such report being a summarization of remittances received by the Lock-Box Account) and performed the procedures in (v), (vi) and (vii).

         (v) For those remittances selected in (iv) above, recalculated the amount of such remittance which represented Principal and Interest Collections.

         (vi) Agreed total Collection amounts (Interest, Principal, Receivable and Recoveries) for the day in which the remittance was posted to posting from the account current to the Daily Report.

         (vii) Agreed the daily transfer of funds from the Lock-Box Account to the Concentration Account, for those days encompassed by the 50 selections above to summarized records or reports produced by Factors' computer system.

         (viii) We randomly selected and mailed 100 negative confirmations of Customer accounts receivable invoices. Our selections were made from the Customer trial balance dated ____________ __, 19__. No unreconciled differences were noted.

         (ix) Reviewed the cash reconciliations performed by the Servicer and found that there were no material unreconciled differences.

         (x) For those Daily Reports for which Collection amounts were agreed to in (vi) above, footed and crossfooted amounts appearing in such Daily Report. For those Daily Reports selected, performed the additional following procedures:

                  - Agreed the beginning Pool Balance to the ending Pool Balance in the immediately preceding Daily Report.

                  - Agreed each beginning Series Floating Allocation Percentage to the respective ending Series Floating Allocation Percentage in the immediately preceding Settlement Statement.

         (xi) For those Clients selected in (i) above performed the following procedures with regards to Capital Factors Inc. adherence to their "Loan and Credit Policy" dated ____________ __, 19__.

                  -        Ascertained the existence of a Client Factoring
                           Agreement.

                  - Randomly selected one Advance disbursement and performed the following:

                           - Examined evidence of account executive authorization of advance and ascertained that advance was within available limits based on Advance Rate.

                  - Ascertained that annual fiscal financial statements of the Client had been provided to Factors no later than four months after the date of the Client's last fiscal year end.

Because the above procedures do not constitute an audit conducted in accordance with generally accepted auditing standards, we do not express an opinion on any account balance, individual record or report as of __________ __, 19__. Had we performed additional procedures or had we conducted an audit of the financial statements in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the accounts and items specified above, and does not extend to any financial statements of Capital Factors, Inc., taken as a whole.



DELOITTE & TOUCHE


---------- --, ----


cc:      Trustee

                                                                    Exhibit 6 to
                                                        Series 1997-1 Supplement

                    Trustee Delivery of Written Materials to
                        Series 1997-1 Certificateholders

         (1)      All Settlement Statements delivered to the Trustee pursuant to
                  Section 3.04(c) of the Pooling and Servicing Agreement,

         (2) all computer files, which shall be delivered as written documents, updating Schedule 1 to the Pooling and Servicing Agreement delivered to the Trustee pursuant to Section 2.05 of the Pooling and Servicing Agreement or otherwise,

         (3) all certificates delivered by the Servicer to the Trustee pursuant to Section 3.05 of the Pooling and Servicing Agreement,

         (4) copies of all public accountant's reports under Section 3.06 of the Pooling and Servicing Agreement delivered to the Trustee,

         (5)      all Removal Notices delivered to the Trustee under Section
                  2.05 of the Pooling and Servicing Agreement,

         (6) all notices in respect of any changes of Lock-Box Banks or Lock-Box Accounts delivered to the Trustee under Section 3.01 of the Pooling and Servicing Agreement,

         (7) copies of all new Lock-Box Agreements entered into by Factors or the Servicer and delivered to the Trustee pursuant to
                  Section 3.01 of the Pooling and Servicing Agreement,

         (8) copies of any Lock-Box Account Transfer Letter delivered to the Trustee,

         (9) all Opinions of Counsel delivered by Factors or the Transferor to the Trustee and each report delivered under Section 13.02(c)(iii), (iv) and (v) of the Pooling and Servicing Agreement,

         (10) all Officer's Certificates delivered by the Servicer, Factors or the Transferor pursuant to Sections 2.06(f), 3.05, 6.03(e), 6.09(b)(v), 6.09(b)(vii), 7.02(a)(ii), 8.02(a)(ii), 10.01,
                  11.02(a), 12.02(a), 12.03(a), 12.05(c) of the Agreement to
                  Trustee,

         (11)     copies of all Supplements executed by the Trustee pursuant to
                  Section 6.09 of the Agreement, copies of all Tax Opinions delivered to the Trustee pursuant to Sections 6.03(c) and 6.09(b)(vi) of the Agreement,

         (12) all notices of mergers or consolidations of the Transferor or the Servicer delivered to the Trustee,

         (13) any notice of resignation or termination of the Servicer delivered to the Trustee under Section 8.05 or Article 10 of the Pooling and Servicing Agreement,

         (14) any notice regarding a Service Transfer delivered to the Trustee pursuant to Article 10 of the Pooling and Servicing Agreement,

         (15) any notice of an Early Amortization Event, Prospective Early Amortization Event or Accumulation Event delivered to the Trustee pursuant to Section 9.01 of the Agreement or Section 13 of the Supplement,

         (16) any notice of a Servicer Default delivered to the Trustee pursuant to Article 10 of the Pooling and Servicing Agreement,

         (17) any written notice of any waiver pursuant to Section 10.04 of the Pooling and Servicing Agreement, and

         (18) in connection with each Borrowing, a written notice acknowledging receipt by the Trustee of the Borrowing Junior Subordinated Amount from the Holder of the Series 1997-1 Junior Subordinated Certificates pursuant to Section 8(b) of the Supplement.

                                                                 Exhibit 8(b)(i)
                                                     to Series 1997-1 Supplement


                            Form of Borrowing Notice

                                CF FUNDING CORP.

                                Borrowing Notice

                                                      --------------, ----


Bankers Trust Company
Corporate Trust and Agency
 Group
4 Albany Street
New York, New York 10006
Attention:  Structured Finance Group
                    10th Floor
Fax: 212-250-6439

Capital Factors, Inc.
1799 West Oakland Park Boulevard
Fort Lauderdale, FL 33311
Attention: John W. Kiefer
Fax: 954-730-2920

Each Holder on the list
  attached hereto


Ladies and Gentlemen:

         Reference is made to the Pooling and Servicing Agreement dated as of June 1, 1994 (the "POOLING AND SERVICING AGREEMENT") among CF Funding Corp. (the "COMPANY"), as transferor, Capital Factors, Inc., as servicer (the "SERVICER") and Bankers Trust Company, as trustee (the "TRUSTEE ") and the Series 1997-1 Supplement thereto dated as of April 1, 1997 (the "SUPPLEMENT") among the Company, the Servicer and the Trustee. All terms used herein and not otherwise defined are used herein as defined in the Pooling and Servicing Agreement and the Supplement. Pursuant to Section 8(b) of the Supplement, the Transferor hereby (i) notifies you of the Borrowing to occur on ______________ __, ____ (the "BORROWING DATE") in the amounts specified in the table below and (ii) certifies as to the satisfaction of all conditions precedent to such Borrowing specified in Section 8(a) of the Supplement as of the date of this Borrowing Notice.


================================================================================================
                                  A             B                 C                   D
================================================================================================
                                           Series 1997-1     Series 1997-1      Series 1997-1
                                           Senior            Senior             Junior
                                           Certificates      Subordinated       Subordinated
                                                             Certificates       Certificates
================================================================================================
1        Class Invested
         Amount Prior
         to Borrowing

------------------------------------------------------------------------------------------------
2        Borrowing
         Senior Amount

------------------------------------------------------------------------------------------------
3        Borrowing
         Senior
         Subordinated
         Amount

------------------------------------------------------------------------------------------------
4        Borrowing
         Junior
         Subordinated
         Amount
------------------------------------------------------------------------------------------------
5        Class
         Invested
         Amount After
         This
         Borrowing
                                           [B1 + B2]         [C1 + C3]           [D1 + D4]
------------------------------------------------------------------------------------------------
6        Maximum
         Invested
         Amount of
         Class                            $95,250,000        $4,750,000          $9,500,000

------------------------------------------------------------------------------------------------
7        Invested
         Amount of
         each Class
         must be less
         than or equal
         to Maximum
         Invested
         Amount of                      Is A5 less than    Is B5 less than      Is C5 less than
         such Class                     or equal to A6?    or equal to B6?      or equal to C6?

                                       ---------------------------------------------------------
                                          Yes     No         Yes    No            Yes    No
                                       ---------------------------------------------------------
------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
8        Class B
         Invested
         Amount +
         Class C
         Invested
         Amount (each
         after this
         Borrowing)          [C5 +D5]
------------------------------------------------------------------------------------------------
9        Required
         Subordinated
         Amount
------------------------------------------------------------------------------------------------
10       Amount
         in row 8
         must be
         more than
         or equal
         to amount
         in row 9           Yes    No
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------

11       Ratio of the
         Class A
         Invested
         Amount to
         the Class B
         Invested
         Amount prior
         to this
         Borrowing
                             [B1/C1]
------------------------------------------------------------------------------------------------
12       Ratio of the
         Class A
         Invested
         Amount to
         the Class B
         Invested
         Amount after
         this Borrowing      [B5/C5]
------------------------------------------------------------------------------------------------
13       Amount in
         row 11 must
         be equal to
         the amount
         in row 12          Yes   No
------------------------------------------------------------------------------------------------
14       Amount in
         Series
         1997-1 Cash
         Collateral
         Sub-Account
         prior to
         this Borrowing
  ------------------------------------------------------------------------------------------------
15       Cash
         Collateral
         Maintenance
         Amount
         (after this
         Borrowing)

------------------------------------------------------------------------------------------------
16       Amount to be
         deposited into
         Series 1997-1
         Cash Collateral
         Sub-Account from
         proceeds of
         the Borrowing       [A15 - A14]
------------------------------------------------------------------------------------------------
17       Current
         Advance
         Coverage
         Amount
         (after this
         Borrowing)


------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
18       Required
         Advance
         Coverage
         Amount
         (after this
         Borrowing)
------------------------------------------------------------------------------------------------
19       Amount in row
         18 must be
         greater than
         or equal to
         amount in
         row 19            Yes   No
================================================================================================




         The Borrowing Senior Amount shall be allocated between the Holders of the Series 1997-1 Senior Certificates as follows:


CERTIFICATE NO.                     HOLDER                                      AMOUNT
---------------                     ------                                      ------
      [_]                           [Name of registered                         $[_____________]
                                    Holder]

      [_]                           [Name of registered                         $[_____________]
                                    Holder]


         The Borrowing Senior Subordinated Amount shall be allocated between the Holders of the Series 1997-1 Senior Subordinated Certificates as follows:


CERTIFICATE NO.                     HOLDER                                      AMOUNT
---------------                     ------                                      ------
      [_]                           [Name of registered                         $[_____________]
                                    Holder]

      [_]                           [Name of registered                         $[_____________]
                                    Holder]


         The amounts specified above shall be wired by the respective Certificateholders to the following account:

          Bankers Trust Company
          ABA #021001033
          Account of Corporate Trust and Agency Group
          Account #01419647
          Reference:  Account Number 23056


         The undersigned, [Officer's title] of CF FUNDING CORP., a Delaware corporation (the "COMPANY"), DOES HEREBY CERTIFY as follows:

         1. I am familiar with the terms of the Pooling and Servicing Agreement and the Supplement.

         2. To the best of my knowledge, no Early Amortization Event, Prospective Early Amortization Event or Accumulation Event has occurred and is continuing as of the close of business on the Business Day immediately preceding the date of this Borrowing Notice.

         3. To the best of my knowledge, no Early Amortization Event, Prospective Early Amortization Event or Accumulation Event (in each case as defined in the related Supplement) has occurred with respect to any other Series as of the close of business on the Business Day immediately preceding the date of this Borrowing Notice.

                  4. To the best of my knowledge, the Borrowing, if it occurred on the date of this Borrowing Notice, would not result in an Early Amortization Event, Prospective Early Amortization Event or Accumulation Event and is not expected to result in the occurrence of an Early Amortization Event, Prospective Early Amortization Event or Accumulation Event at any time in the future.

                  5. To the best of my knowledge, the Borrowing, if it occurred on the date of this Borrowing Notice, would not result in an Early Amortization Event, Prospective Early Amortization Event or Accumulation Event (in each case as defined in the related Supplement) with respect to any other Series and is not expected to result in the occurrence of an Early Amortization Event, Prospective Early Amortization Event or Accumulation Event (in each case as defined in the related Supplement) with respect to any other Series at any time in the future.

         6. After giving effect to the Borrowing, as if it occurred on the date of this Borrowing Notice, the sum of the Class B Invested Amount PLUS the Class C Invested Amount would be at least equal to the Required Subordinated Amount.

         7. After giving effect to the Borrowing, as if it occurred on the date of this Borrowing Notice, (A) the Invested Amount of each Class of Series 1997-1 Investor Certificates would not exceed the Maximum Invested Amount of each such Class and (B) the proportion that the Class A Invested Amount would bear to the Class B Invested Amount (assuming no Investor Funding Deficiencies with respect to such Borrowing or any prior Borrowing) would be the same as the proportion that the Maximum Invested Amount of Class A bears to the Maximum Invested Amount of Class B.

         8. To the best of my knowledge, after giving effect to the Borrowing, as if it occurred on the date of this Borrowing Notice, the Aggregate Transferor's Current Participation Amount will not be less than the Aggregate Transferor's Required Participation Amount.

         9. To the best of my knowledge, after giving effect to the Borrowing, as if it occurred on the date of this Borrowing Notice, the Current Advance Coverage Amount will not be less than the Required Advance Coverage Amount.

         WITNESS my hand this ____ day of _________, ____.



                              -----------------------
                                      [title]
                                        of
                                  CF FUNDING CORP.

                                                               Exhibit 8(b)(iii)
                                                     to Series 1997-1 Supplement


                           Form of Confirmation Notice

                                CF FUNDING CORP.

                               Confirmation Notice



                                        --------------, ----


Bankers Trust Company
Corporate Trust and Agency
 Group
4 Albany Street
New York, New York 10006
Attention:  Structured Finance Group
                    10th Floor
Fax: 212-250-6439

Capital Factors, Inc.
1799 West Oakland Park Boulevard
Fort Lauderdale, FL 33311
Attention: John W. Kiefer
Fax: 954-730-2920

Each Holder on the list
  attached hereto


Ladies and Gentlemen:

         Reference is made to the Pooling and Servicing Agreement dated as of June 1, 1994 (the "POOLING AND SERVICING AGREEMENT") among CF Funding Corp. (the "COMPANY"), as transferor, Capital Factors, Inc., as servicer (the "SERVICER") and Bankers Trust Company, as trustee (the "TRUSTEE ") and the Series 1997-1 Supplement thereto dated as of April 1, 1997 (the "SUPPLEMENT") among the Company, the Servicer and the Trustee. All terms used herein and not otherwise defined are used herein as defined in the Pooling and Servicing Agreement and the Supplement. Pursuant to Section 8(b)(iii) of the Supplement and in connection with the Borrowing occurring on the date hereof, the Transferor hereby certifies as follows as of the close of business on the Business Day immediately preceding the date of this Confirmation Notice.

                  The undersigned, [Officer's title] of CF FUNDING CORP., a Delaware corporation (the "COMPANY"), DOES HEREBY CERTIFY as follows:

         1. I am familiar with the terms of the Pooling and Servicing Agreement and the Supplement.

         2. To the best of my knowledge, no Early Amortization Event, Prospective Early Amortization Event or Accumulation Event has occurred and is continuing.

         3. To the best of my knowledge, no Early Amortization Event, Prospective Early Amortization Event or Accumulation Event (in each case as defined in the related Supplement) has occurred with respect to any other Series.

         4. To the best of my knowledge, the Borrowing will not result in an Early Amortization Event, Prospective Early Amortization Event or Accumulation Event and is not expected to result in the occurrence of an Early Amortization Event, Prospective Early Amortization Event or Accumulation Event at any time in the future.

         5. To the best of my knowledge, the Borrowing will not result in an Early Amortization Event, Prospective Early Amortization Event or Accumulation Event (in each case as defined in the related Supplement) with respect to any other Series and is not expected to result in the occurrence of an Early Amortization Event, Prospective Early Amortization Event or Accumulation Event (in each case as defined in the related Supplement) with respect to any other Series at any time in the future.

         6. To the best of my knowledge, after giving effect to the Borrowing and any payment by the Holder of the Series 1997-1 Junior Subordinated Certificates pursuant to Section 8(b)(v) of the Supplement (if any), the sum of the Class B Invested Amount PLUS the Class C Invested Amount will be at least equal to the Required Subordinated Amount.

         7. After giving effect to the Borrowing and any increase in the Maximum Invested Amount of Class C pursuant to Section 8(b)(v) of the Supplement, the Invested Amount of each Class of Series 1997-1 Investor Certificates will not exceed the Maximum Invested Amount of each such Class

         8. After giving effect to the Borrowing, the proportion that the Class A Invested Amount will bear to the Class B Invested Amount (assuming no Investor Funding Deficiencies with respect to such Borrowing or any prior Borrowing) will be the same as the proportion that the Maximum Invested Amount of Class A bears to the Maximum Invested Amount of Class B.

                  WITNESS my hand this ____ day of _________, ____.


                              -----------------------
                                      [title]
                                        of
                                  CF FUNDING CORP.

                                                                    Exhibit 9(b)
                                                     to Series 1997-1 Supplement


                            Form of Prepayment Notice

                                CF FUNDING CORP.

                                Prepayment Notice

                                        --------------, ----


Bankers Trust Company
Corporate Trust and Agency
 Group
4 Albany Street
New York, New York 10006
Attention:  Structured Finance Group
                    10th Floor
Fax: 212-250-6439

Capital Factors, Inc.
1799 West Oakland Park Boulevard
Fort Lauderdale, FL 33311
Attention: John W. Kiefer
Fax: 954-730-2920

Each Holder on the list
  attached hereto


Ladies and Gentlemen:

         Reference is made to the Pooling and Servicing Agreement dated as of June 1, 1994 (the "POOLING AND SERVICING AGREEMENT") among CF Funding Corp. (the "COMPANY"), as transferor, Capital Factors, Inc., as servicer (the "SERVICER") and Bankers Trust Company, as trustee (the "TRUSTEE ") and the Series 1997-1 Supplement thereto dated as of April 1, 1997 (the "SUPPLEMENT") among the Company, the Servicer and the Trustee. All terms used herein and not otherwise defined are used herein as defined in the Pooling and Servicing Agreement and the Supplement. Pursuant to Section 9(b) of the Supplement, the Transferor hereby (i) instructs the Trustee to withdraw amounts from the Prepayment Account and/or Series 1997-1 Excess Funding Sub-Account (as detailed below) and to make payment on __________ __, ____ (the "PREPAYMENT DATE") of the Prepayment Senior Amount, Prepayment Senior Subordinated Amount and Prepayment Junior Subordinated Amount (each as set forth in the table below) to the Certificateholders entitled thereto and (ii) certifies to you as to the satisfaction of all conditions precedent to such Prepayment specified in Section 9(a) of the Supplement as of the date of this Prepayment Notice.


================================================================================================
                                  A             B                 C                   D
================================================================================================
                                           Series 1997-1     Series 1997-1      Series 1997-1
                                           Senior            Senior             Junior
                                           Certificates      Subordinated       Subordinated
                                                             Certificates       Certificates
================================================================================================
1        Class Invested
         Amount Prior
         to Prepayment

------------------------------------------------------------------------------------------------
2        Prepayment
         Senior Amount

------------------------------------------------------------------------------------------------
3        Prepayment
         Senior
         Subordinated
         Amount

------------------------------------------------------------------------------------------------
4        Prepayment
         Junior
         Subordinated
         Amount
------------------------------------------------------------------------------------------------
5        Total
         Amount of
         Prepayment       [B2 + C3 + D4]
------------------------------------------------------------------------------------------------
6        Amount in
         Line 5 to
         be withdrawn
         from Prepayment
         Account
------------------------------------------------------------------------------------------------
7        Amount in
         Line 5 to be
         withdrawn
         from Excess
         Funding
         Account
------------------------------------------------------------------------------------------------
8        Class
         Invested
         Amount
         After This
         Prepayment                        [B1 + B2]          [C1 + C3]          [D1 + D4]
------------------------------------------------------------------------------------------------
9        Class B
         Invested
         Amount +
         Class C
         Invested
         Amount
         (each after
         this
         Prepayment)         [C8 + D8]
------------------------------------------------------------------------------------------------
10       Required
         Subordinated
         Amount
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
11       Amount
         in row 9
         must be
         greater than
         or equal to
         amount
         in row 10          Yes    No


------------------------------------------------------------------------------------------------
12       Ratio of the
         Class A
         Invested
         Amount to
         the Class B
         Invested
         Amount before
         this
         Prepayment          [B1 + C1]
------------------------------------------------------------------------------------------------
13       Ratio of the
         Class A
         Invested
         Amount to
         the Class B
         Invested
         Amount after
         this Prepayment     [B8/C8]
------------------------------------------------------------------------------------------------
14       Amount in
         row 12 must
         be equal to
         the amount
         in row 13          Yes   No
------------------------------------------------------------------------------------------------


         The undersigned, [Officer's title] of CF FUNDING CORP., a Delaware corporation (the "COMPANY"), DOES HEREBY CERTIFY as follows:

         1. I am familiar with the terms of the Pooling and Servicing Agreement and the Supplement.

         2. To the best of my knowledge, no Early Amortization Event, Prospective Early Amortization Event or Accumulation Event has occurred and is continuing as of the close of business on the Business Day immediately preceding the date of this Prepayment Notice.

         3. To the best of my knowledge, the Prepayment, if it occurred on the date of this Prepayment Notice, would not result in an Early Amortization Event, Prospective Early Amortization Event or Accumulation Event and is not expected to result in the occurrence of an Early Amortization Event, Prospective Early Amortization Event or Accumulation Event at any time in the future.

         4. After giving effect to the Prepayment, as if it occurred on the date of this Prepayment Notice, the sum of the Class B Invested Amount PLUS the Class C Invested Amount will be at least equal to the Required Subordinated Amount.

         5. After giving effect to the Prepayment, as if it occurred on the date of this Prepayment Notice, the proportion that the Class A Invested Amount would bear to the Class B Invested Amount (assuming no Investor Funding Deficiencies with respect to any Borrowing) would be the same as the proportion that the Maximum Invested Amount of Class A bears to the Maximum Invested Amount of Class B.

         6. After giving effect to the Prepayment, as if it occurred on the date of this Prepayment Notice, if the Class A Invested Amount would equal zero, no amount of the Prepayment will be applied against the Class C Invested Amount unless the Class B Invested Amount would also equal zero after giving effect to such Prepayment.

         7. To the best of my knowledge, after giving effect to the Prepayment, as if it occurred on the date of this Prepayment Notice, the requirements of
Section 8(d) of the Supplement will be satisfied.

                  WITNESS my hand this ____ day of _________, ____.



                                           -----------------------
                                                    [title]
                                                       of
                                                 CF FUNDING CORP.

                                                                    Exhibit 12-A
                                                     to Series 1997-1 Supplement



                           Form of Senior Certificate


                       FORM OF FACE OF SENIOR CERTIFICATE


                                                        Maximum
REGISTERED                                              Invested Amount:
                                                        $____________

Certificate No.                                         PPN 140115 B@4


THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

THIS CERTIFICATE IS NOT PERMITTED TO BE SOLD, TRANSFERRED, ASSIGNED, EXCHANGED, PLEDGED OR OTHERWISE CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS PROVIDED BELOW).


                         CAPITAL FACTORS FINANCING TRUST
                                  SERIES 1997-1

                         VARIABLE RATE-VARIABLE FUNDING
                        ASSET BACKED CERTIFICATE, CLASS A

                  evidencing a fractional undivided interest in
                                    assets of

                         Capital Factors Financing Trust


the corpus of which consists primarily of Advances made to Clients of Capital Factors, Inc. ("FACTORS") arising under certain designated accounts. This certificate (this "CERTIFICATE") does not represent any recourse obligation of and is not guaranteed by CF Funding Corp. (the "TRANSFEROR"), Factors, or any affiliate thereof.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the

Agreement referred to on the reverse side hereof or be valid for any purpose.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

         IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                         CF FUNDING CORP.



                                         By:
                                            ----------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Senior Certificates referred to in the within-mentioned Agreement.

BANKERS TRUST COMPANY,
  as Trustee


By:
   -----------------------
   Authorized Signatory


Dated:

                    FORM OF THE REVERSE OF SENIOR CERTIFICATE


         This certifies that _________________ (the "CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in assets of CAPITAL FACTORS FINANCING TRUST (the "TRUST"), pursuant to a Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") dated as of June 1, 1994, as supplemented by the Series 1997-1 Supplement dated as of April 1, 1997 (the "SUPPLEMENT"; the Supplement and the Pooling and Servicing Agreement, as each may be amended, supplemented, restated or otherwise modified from time to time, being referred to collectively as the "AGREEMENT "), each among CF Funding Corp. (the "TRANSFEROR"), Capital Factors, Inc., as servicer (the "SERVICER"), and Bankers Trust Company, as trustee (the "TRUSTEE"). Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement and is qualified in its entirety by reference to the Agreement; without limiting the generality of the foregoing, reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, 4 Albany Street, 10th Floor, New York, New York 10006, Attention: Corporate Trust Department. Unless the context otherwise requires, capitalized terms used herein without definition are defined in the Agreement or the Supplement.

         This Certificate is one of the Series 1997-1 Senior Certificates issued under, and is subject to the terms, provisions and conditions of, the Agreement, to which Agreement the Certificateholder by virtue of its acceptance hereof assents and is bound.

         The Maximum Invested Amount of this Certificate is the amount stated above. By its acceptance of this Certificate the Certificateholder hereof agrees to invest or reinvest up to such Maximum Invested Amount in accordance with the terms of the Series 1997-1 Supplement.

         The Transferor has entered into the Agreement, and the Series 1997-1 Senior Certificates have been issued, with the intention that the Series 1997-1 Senior Certificates will qualify under applicable tax law as indebtedness, secured by the Advances. The Transferor, the Certificateholder, by its acceptance of this Certificate, and each Certificate Owner, by acquiring an interest in this Certificate, agrees to treat the Series 1997-1 Senior Certificates as indebtedness secured by the Advances for purposes of Federal, state and local income or franchise taxes and for purposes of other taxes imposed on or measured by income.

         On each Payment Date, the Paying Agent shall distribute to each Holder of the Series 1997-1 Senior Certificates at the close of business on the preceding Record Date the amounts provided for in the Supplement. Final payment of this

Certificate will be made in the manner set forth in the Agreement.

         This Certificate does not represent recourse obligations of and is not guaranteed by the Transferor, Factors, or any affiliate thereof and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment in respect of Collections as more specifically set forth in the Agreement.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Transfer Agent and Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Transfer Agent and Registrar in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Transfer Agent and Registrar (which, unless otherwise specified by the Trustee, shall be in the form attached hereto as Exhibit A) duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Series 1997-1 Senior Certificates of authorized denominations evidencing the same aggregate Undivided Interest will be issued to the designated transferee or transferees.

         As provided in the Agreement and subject to certain limitations therein set forth, a Series 1997-1 Senior Certificate may be exchanged for new Series 1997-1 Senior Certificates of authorized denominations evidencing the same aggregate Undivided Interests as requested by the Series 1997-1 Senior Certificateholder surrendering such Certificate. No service charge may be imposed for any registration of transfer or exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Senior Certificates.

         The Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by any notice to the contrary except as described in the Agreement.

         The holder of this Certificate shall not be permitted to transfer this Certificate, and the Trustee shall not register any such transfer, unless the Trustee has received an investor letter (an "INVESTOR LETTER") from the transferee (1) representing and warranting that it is not a Benefit Plan and (2) if it is acquiring this Certificate on behalf of more than one beneficial owner, confirming on behalf of each such beneficial owner that each such beneficial owner is not a Benefit Plan. As used herein, "BENEFIT PLAN" shall mean (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (as contemplated in 29 C.F.R. ' 2510.3-101). By accepting and holding this Investor Certificate by transfer, the holder of such Investor Certificate represents and warrants that it is not a Benefit Plan. By acquiring any interest in this Certificate by transfer, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

         By accepting and holding this Certificate, the holder hereof acknowledges that (i) it understands that this Certificate has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and is being issued pursuant to an exemption from the registration requirements of the Act and any such law, (ii) it is either (A) an institutional investor which is an "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Act or, if this Certificate is to be purchased for one or more institutional accounts ("investor accounts") for which it is acting as fiduciary or agent (except if it is a bank as defined in Section 3(a)(2), or a savings and loan association or other institution as described in Section 3(a)(5)(A), under the Act whether acting in its individual or in a fiduciary capacity), each such account is an institutional investor and an accredited investor on a like basis or (B) a "qualified institutional buyer" within the meaning of Rule 144A under the Act;
(iii) if it is not a qualified institutional buyer, it is acquiring this Certificate for its own account and not with a view to any distribution of this Certificate or with any intention of distributing this Certificate, but subject, nevertheless, to the disposition of this Certificate being at all times within its control and (iv) this Certificate may not be sold or transferred unless (A) such sale or transfer is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements and (B) each of such holder and the transferee has complied with any conditions for transfer set forth in the Agreement.

         This Certificate is subject to additional restrictions on transfer as set forth in Section 6.03 of the Pooling and Servicing Agreement (as modified by the Supplement).

                                                                    Exhibit 12-B
                                                     to Series 1997-1 Supplement



                     Form of Senior Subordinated Certificate


                 FORM OF FACE OF SENIOR SUBORDINATED CERTIFICATE


                                                Maximum
REGISTERED                                      Invested Amount:
                                                $

Certificate No.                                 PPN 140115 B#2


THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

THIS CERTIFICATE IS NOT PERMITTED TO BE SOLD, TRANSFERRED, ASSIGNED, EXCHANGED, PLEDGED OR OTHERWISE CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS PROVIDED BELOW).


                         CAPITAL FACTORS FINANCING TRUST
                                  SERIES 1997-1

                         VARIABLE RATE-VARIABLE FUNDING
                        ASSET BACKED CERTIFICATE, CLASS B

                  evidencing a fractional undivided interest in
                                    assets of

                         Capital Factors Financing Trust


the corpus of which consists primarily of Advances made to Clients of Capital Factors, Inc. ("FACTORS") arising under certain designated accounts. This certificate (this "CERTIFICATE") does not represent any recourse obligation of and is not guaranteed by CF Funding Corp. (the "TRANSFEROR"), Factors, or any affiliate thereof.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement referred to on the reverse side hereof or be valid for any purpose.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                          CF FUNDING CORP.



                                          By:
                                             --------------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Senior Subordinated Certificates referred to in the within-mentioned Agreement.

BANKERS TRUST COMPANY,
  as Trustee


By:
   --------------------------
   Authorized Signatory


Dated:

             FORM OF THE REVERSE OF SENIOR SUBORDINATED CERTIFICATE


         This certifies that ________________ (the "CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in assets of CAPITAL FACTORS FINANCING TRUST (the "TRUST"), pursuant to a Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") dated as of June 1, 1994, as supplemented by the Series 1997-1 Supplement dated as of April 1, 1997 (the "SUPPLEMENT"; the Supplement and the Pooling and Servicing Agreement, as each may be amended, supplemented, restated or otherwise modified from time to time, being referred to collectively as the "AGREEMENT "), each among CF Funding Corp. (the "TRANSFEROR"), Capital Factors, Inc., as servicer (the "SERVICER"), and Bankers Trust Company, as trustee (the "TRUSTEE"). Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement and is qualified in its entirety by reference to the Agreement; without limiting the generality of the foregoing, reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, 4 Albany Street, 10th Floor, New York, New York 10006, Attention: Corporate Trust Department. Unless the context otherwise requires, capitalized terms used herein without definition are defined in the Agreement or the Supplement.

         This Certificate is one of the Series 1997-1 Senior Subordinated Certificates issued under, and is subject to the terms, provisions and conditions of, the Agreement, to which Agreement the Certificateholder by virtue of its acceptance hereof assents and is bound.

         The Maximum Invested Amount of this Certificate is the amount stated above. By its acceptance of this Certificate the Certificateholder hereof agrees to invest or reinvest up to such Maximum Invested Amount in accordance with the terms of the Series 1997-1 Supplement.

         The Transferor has entered into the Agreement, and the Series 1997-1 Senior Subordinated Certificates have been issued, with the intention that the Series 1997-1 Senior Subordinated Certificates will qualify under applicable tax law as indebtedness, secured by the Advances. The Transferor, the Certificateholder, by its acceptance of this Certificate, and each Certificate Owner, by acquiring an interest in this Certificate, agrees to treat the Series 1997-1 Senior Subordinated Certificates as indebtedness secured by the Advances for purposes of Federal, state and local income or franchise taxes and for purposes of other taxes imposed on or measured by income.

         On each Payment Date, the Paying Agent shall distribute to each Holder of the Series 1997-1 Senior Subordinated

Certificates at the close of business on the preceding Record Date the amounts provided for in the Supplement. Final payment of this Certificate will be made in the manner set forth in the Agreement.

         This Certificate does not represent recourse obligations of and is not guaranteed by the Transferor, Factors, or any affiliate thereof and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment in respect of Collections as more specifically set forth in the Agreement.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Transfer Agent and Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Transfer Agent and Registrar in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Transfer Agent and Registrar (which, unless otherwise specified by the Trustee, shall be in the form attached hereto as Exhibit A) duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Series 1997-1 Senior Subordinated Certificates of authorized denominations evidencing the same aggregate Undivided Interest will be issued to the designated transferee or transferees.

         As provided in the Agreement and subject to certain limitations therein set forth, a Series 1997-1 Senior Subordinated Certificate may be exchanged for new Series 1997-1 Senior Subordinated Certificates of authorized denominations evidencing the same aggregate Undivided Interests as requested by the Series 1997-1 Senior Subordinated Certificateholder surrendering such Certificate. No service charge may be imposed for any registration of transfer or exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Senior Subordinated Certificates.

         The Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by any notice to the contrary except as described in the Agreement.

         The holder of this Certificate shall not be permitted to transfer this Certificate, and the Trustee shall not register any such transfer, unless the Trustee has received an investor letter (an "INVESTOR LETTER") from the transferee (1) representing and warranting that it is not a Benefit Plan and (2) if it is acquiring this Certificate on behalf of more than one beneficial owner, confirming on behalf of each such beneficial owner that each such beneficial owner is not a Benefit Plan. As used herein, "BENEFIT PLAN" shall mean (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "CODE"), or (iii) an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (as contemplated in 29 C.F.R. ' 2510.3-101). By accepting and holding this Investor Certificate by transfer, the holder of such Investor Certificate represents and warrants that it is not a Benefit Plan. By acquiring any interest in this Certificate by transfer, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

         By accepting and holding this Certificate, the holder hereof acknowledges that (i) it understands that this Certificate has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and is being issued pursuant to an exemption from the registration requirements of the Act and any such law, (ii) it is either (A) an institutional investor which is an "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Act or, if this Certificate is to be purchased for one or more institutional accounts ("investor accounts") for which it is acting as fiduciary or agent (except if it is a bank as defined in Section 3(a)(2), or a savings and loan association or other institution as described in Section 3(a)(5)(A), under the Act whether acting in its individual or in a fiduciary capacity), each such account is an institutional investor and an accredited investor on a like basis or (B) a "qualified institutional buyer" within the meaning of Rule 144A under the Act;
(iii) if it is not a qualified institutional buyer, it is acquiring this Certificate for its own account and not with a view to any distribution of this Certificate or with any intention of distributing this Certificate, but subject, nevertheless, to the disposition of this Certificate being at all times within its control and (iv) this Certificate may not be sold or transferred unless (A) such sale or transfer is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements and (B) each of such holder and the transferee has complied with any conditions for transfer set forth in the Agreement.

         This Certificate is subject to additional restrictions on transfer as set forth in Section 6.03 of the Pooling and Servicing Agreement (as modified by the Supplement).

                                                                    Exhibit 12-C
                                                     to Series 1997-1 Supplement



                     Form of Junior Subordinated Certificate


                 FORM OF FACE OF JUNIOR SUBORDINATED CERTIFICATE


                                                 Maximum
REGISTERED                                       Invested Amount:
                                                 $
                                                  ------------------
Certificate No. ___                              PPN 140115 C*5



THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS, AND, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS OF THE UNITED STATES.

THIS CERTIFICATE IS NOT PERMITTED TO BE SOLD, TRANSFERRED, ASSIGNED, EXCHANGED, PLEDGED OR OTHERWISE CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

                         CAPITAL FACTORS FINANCING TRUST
                                  SERIES 1997-1

                         VARIABLE RATE-ARIABLE FUNDING
                        ASSET BACKED CERTIFICATE, CLASS C

                  evidencing a fractional undivided interest in
                                    assets of

                         Capital Factors Financing Trust


the corpus of which consists primarily of Advances made to Clients of Capital Factors, Inc. ("FACTORS") arising under certain designated accounts. This certificate (this "CERTIFICATE") does not represent any recourse obligations of and is not guaranteed by CF Funding Corp. (the "TRANSFEROR"), Factors, or any affiliate thereof.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement referred to on the reverse side hereof or be valid for any purpose.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

         IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.


                                           CF FUNDING CORP.



                                           By:
                                              ---------------------------
                                              Name:
                                                   ----------------------
                                              Title:
                                                    ---------------------



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Junior Subordinated Certificates referred to in the within-mentioned Agreement.

BANKERS TRUST COMPANY,
  as Trustee


By:
   --------------------------
   Authorized Signatory


Dated:

             FORM OF THE REVERSE OF JUNIOR SUBORDINATED CERTIFICATE


         This certifies that _______________ (the "CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in assets of CAPITAL FACTORS FINANCING TRUST (the "TRUST"), pursuant to a Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") dated as of June 1, 1994, as supplemented by the Series 1997-1 Supplement dated as of April 1, 1997 (the "SUPPLEMENT"; the Supplement and the Pooling and Servicing Agreement, as each may be amended, supplemented, restated or otherwise modified from time to time, being referred to collectively as the "AGREEMENT "), each among CF Funding Corp. (the "TRANSFEROR"), Capital Factors, Inc., as servicer (the "SERVICER"), and Bankers Trust Company, as trustee (the "TRUSTEE"). Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement and is qualified in its entirety by reference to the Agreement; without limiting the generality of the foregoing, reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, 4 Albany Street, 10th Floor, New York, New York 10006, Attention: Corporate Trust Department. Unless the context otherwise requires, capitalized terms used herein without definition are defined in the Agreement.

         This Certificate is one of the Series 1997-1 Junior Subordinated Certificates issued under, and is subject to the terms, provisions and conditions of, the Agreement, to which Agreement the Certificateholder by virtue of its acceptance hereof assents and is bound.

         The Maximum Invested Amount of this Certificate is the amount stated above (as such amount may be increased pursuant to Section 8(b) of the Supplement).

         On each Payment Date, the Paying Agent shall distribute to each Holder of the Series 1997-1 Junior Subordinated Certificates at the close of business on the preceding Record Date the amounts provided for in the Supplement. Pursuant to the Agreement, the Subordinated Investors' Interest in the Trust Assets will be subordinated to the Senior Investors' Interest thereunder. Interest Collections will be first allocated to the Senior Certificateholders and certain other allocations before the remaining balance will be allocated to the Subordinated Certificateholders as provided in the Supplement. In certain cases, Subordinated Interest Collections will not be distributed but rather used to purchase additional Advances. Each such purchase will increase the Subordinated Investors' Interest. During an Early Amortization Period such amounts will be, and during a Scheduled Amortization Period may be, distributed to the Senior Certificateholders rather than used to purchase additional Advances until the Senior Certificates are paid in full. Interest and Principal Collections may in certain cases be allocated to the Excess Funding Account which is held for the benefit of the Senior Certificates only. Chargeoffs of Advances will reduce the Subordinated Investors' Interest by a like amount. The Trustee shall send distributions to the Holders of the Series 1997-1 Junior Subordinated Certificates under Section
5.01 of the Agreement to each Series 1997-1 Subordinated Certificateholder by the close of business (New York City time) on each Payment Date by wire transfer of immediately available funds to an account or accounts designated by such Series 1997-1 Subordinated Certificateholders, by written notice to the Trustee and the Paying Agent given at least five days prior to any Payment Date (such notice to remain effective with respect to a Holder until different instructions from such Holder are received by the Trustee and the Paying Agent), or if no such notice is given, by check mailed as provided in Section 5.01 of the Agreement. Final payment of this Certificate will be made only upon presentation and surrender of this Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Certificateholder in accordance with the Agreement.

         This Certificate does not represent recourse obligations of and is not guaranteed by the Transferor, Factors, or any affiliate thereof and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment in respect of Collections as more specifically set forth in the Agreement.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Transfer Agent and Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Transfer Agent and Registrar in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Transfer Agent and Registrar (which, unless otherwise specified by the Trustee, shall be in the form attached hereto as Exhibit A) duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Series 1997-1 Junior Subordinated Certificates of authorized denominations evidencing the same aggregate Undivided Interest will be issued to the designated transferee or transferees.

         As provided in the Agreement and subject to certain limitations therein set forth, a Series 1997-1 Junior Subordinated Certificate may be exchanged for new Series 1997-1 Junior Subordinated Certificates of authorized denominations evidencing the same aggregate Undivided Interests as requested by the Series 1997-1 Subordinated Certificateholder surrendering such Certificate. No service charge may be imposed for any registration of transfer or exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Subordinated Certificates.

         The Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by any notice to the contrary except as described in the Agreement.

         This Certificate may not be acquired by or for the account of a Benefit Plan. As used herein, "BENEFIT PLAN" shall mean any Employee Benefit Plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, a Plan described in Section 4975(E)(l) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a Plan's investment in such entity. By accepting and holding this Certificate, the Holder hereof represents and warrants that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

         By accepting and holding this Certificate, the holder hereof acknowledges that (i) it understands that this Certificate has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and is being issued pursuant to an exemption from the registration requirements of the Act and any such law, (ii) it is either (A) an institutional investor which is an "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Act or, if this Certificate is to be purchased for one or more institutional accounts ("investor accounts") for which it is acting as fiduciary or agent (except if it is a bank as defined in Section 3(a)(2), or a savings and loan association or other institution as described in Section 3(a)(5)(A), under the Act whether acting in its individual or in a fiduciary capacity), each such account is an institutional investor and an accredited investor on a like basis or (b) a "qualified institutional buyer" within the meaning of Rule 144A under the Act;
(iii) if it is not a qualified institutional buyer, it is acquiring this Certificate for its own account and not with a view to any distribution of this Certificate or with any intention of distributing this Certificate, but subject, nevertheless, to the disposition of this Certificate being at all times within its control and (iv) this Certificate may not be sold or transferred unless (A) such sale or transfer is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements and (B) each of such holder and the transferee has complied with any conditions for transfer set forth in the Agreement.

                                                                EXHIBIT 23(e) to
                                                        Series 1997-1 Supplement


                               Prepayment Account


ACCOUNT NAME

Capital Factors Financing Trust Prepayment Account f/b/o the Series 1997-1 Certificateholders


LOCATION OF ACCOUNT

Bankers Trust Company
4 Albany Street
10th Floor
New York, New York  10006
Attention:  Corporate Trust and Agency Group


ACCOUNT NUMBER

23057

                                                                EXHIBIT 23(h) to
                                                        Series 1997-1 Supplement


                                Borrowing Account


ACCOUNT NAME

Capital Factors Financing Trust Borrowing Account f/b/o the Series 1997-1 Certificateholders


LOCATION OF ACCOUNT

Bankers Trust Company
4 Albany Street
10th Floor
New York, New York  10006
Attention:  Corporate Trust and Agency Group


ACCOUNT NUMBER

23056





                                       2